UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21317

Stadion Investment Trust

(Exact name of registrant as specified in charter)

1061 Cliff Dawson Road, Watkinsville, Georgia  30677

(Address of principal executive offices)(Zip code)

Jennifer T. Welsh, Esq.
ALPS Fund Services, Inc., 1290 Broadway, Suite 1100, Denver, CO  80203

(Name and address of agent for service)

Registrant's telephone number, including area code: (706) 583-5207

Date of fiscal year end: May 31, 2013

Date of reporting period: June 1, 2012 through May 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.     Reports to Stockholders.

ANNUAL REPORT
MAY 31, 2013

STADION MANAGED PORTFOLIO

STADION CORE ADVANTAGE PORTFOLIO

STADION OLYMPUS FUND

STADION TRILOGY FUND

STADION TACTICAL INCOME FUND

STADION MARKET OPPORTUNITY FUND

TABLE OF CONTENTS

Letter to Shareholders	1

Performance Information	5

Disclosure of Fund Expenses	17

Schedules of Investments	20

Statements of Assets and Liabilities	29

Statements of Operations	31

Statements of Changes in Net Assets	34

Financial Highlights	38

Notes to Financial Statements	55

Report of Independent Registered Public Accounting Firm	66

Additional Information	67

Board of Trustees and Executive Officers	68

Approval of Investment Advisory Agreements	70

Stadion Investment Trust	Letter to Shareholders
May 31, 2013 (Unaudited)

Dear Stadion Shareholder,

We are pleased to present the annual report for the fiscal year ended May 31, 2013 for Stadion Managed Portfolio, Stadion Core Advantage Portfolio, and our newest funds – the Stadion Olympus Fund, the Stadion Trilogy Fund, the Stadion Tactical Income Fund, and the Stadion Market Opportunity Fund each a series of Stadion Investment Trust.  In this letter we will include an overview of the market and the prevailing market conditions during the past year, further introduce you to our four new funds, Trilogy, Olympus, Tactical Income, and Market Opportunities, and briefly highlight the purpose and approach of each of our funds, including the new offerings.  First, let’s take a short look at financial market conditions over the past year.

12 Month Market Overview

Equity Markets
For the two months leading up to the beginning of this reporting period global equity prices declined significantly as negative market sentiment was driven by concerns in Europe with questions about Greece leaving the Euro and whether or not the European Central Bank (“ECB”) would introduce a bank resolution framework to stabilize the European economy.  For the months of April and May, 2012, the S&P 500 Index fell -10.94% from its peak while international developed markets, represented by MSCI EAFE Index, were down -18.37% and emerging markets, represented by MSCI Emerging Market Index, were off -19.14% from their first quarter highs.

As we entered this reporting period in early June 2012, prices globally seemed to have found a level of support as a new positive price trend developed.   Internationally, the trend development was a little slower with uncertainty in Europe surrounding the Greek elections, a potential European Monetary Union breakup, and a dampened outlook for China’s economy. But the positive global price trend that began in early June persisted for the majority of the third quarter until mid September with the S&P 500 Index reaching new post bear market highs.  During this period the S&P 500 Index climbed 16.4% from the (May/early June) lows, while developed international markets climbed 21.11%. The emerging market trend was not quite as persistent, but emerging markets managed to climb 16.04% off of their early June lows.  For Stadion’s trend-following strategies, this was a good trend to follow. By mid- September, election year uncertainty began to creep into the markets along with the rumblings of fiscal cliff concerns which caused both domestic and international market prices to pull back off of their mid-September high-water marks.  By mid November 2012 the S&P 500 index pulled back approximately 8.9% off those September 2012 intraday highs before resuming the longer term trend.  From November 14th, 2012 to May 21, 2013 the global equity markets trended higher for the most part with the S&P 500 index rising 25.6%, the MSCI EAFA index up 22.4%.  Emerging markets were up slightly as well during this period, but diverged negatively from domestic markets and developed international markets through the first 3 ½ months of 2013 before rallying briefly from mid April to early May before experiencing weakness once again along with most global equity markets as we ended the 2013 reporting period in an environment of declining global equity prices.

Bond Markets
The past 12 month period started with us coming off a period of substantially lower interest rates.  From the peak in March 2012 through the beginning portion of this fiscal year, we saw yields on the 10 year bond trade nearly 1% lower, hitting a low of 1.4% during July 2012.  From August through the end of 2012, we saw a range-bound market in interest rates, where 10 year Treasury yields bounced around in the 1.60-1.85% range.  Coming into 2013, we finally saw the top side of the range broken, and by mid March we saw 10 year yields hit the 2.05% level and it appeared even higher rates could be coming.  However, a quick reversal then occurred and we saw the yield trade right back down to the 1.60% level by the end of April.  But then as quickly as we saw yields move lower we saw them bounce and return to higher levels, closing at 2.13% by 5/31.  We did not see similar volatility in investment grade corporate spreads, where we saw continued tightening from the beginning of the fiscal year through mid-October (about 0.85%) and then trade in a 0.20% range through 5/31.  Outside of a couple small reversals, high yield corporate spreads tightened throughout the entire past fiscal year, closing almost 3% lower.

Stadion Managed Portfolio and Stadion Core Advantage Portfolio
We incorporate Stadion Managed and Core Advantage portfolios together since both are guided by Stadion’s long-term proprietary technically-based, trend following model. The difference is that Managed is ‘fully unconstrained,’ ranging from  100% equity exposure to 100% cash or cash equivalents, while Core Advantage employs a core-satellite structure, with 50% (satellite) actively managed using our tactical model,  and 50% (core) tactically managed and fully invested at all times. Both employ broad-based market index exchange-traded funds (“ETFs”), major sector-based, international and, at times, specialty ETFs. Percentages of holdings are determined by the relative strength of employed asset classes as determined by our proprietary model.  Our process for entering newly up trending markets is to generally stick with large liquid market-based ETFs, and then as the trend more fully develops, broaden exposure according to where our model identifies the best opportunities.  During favorable conditions, we also utilize an active trade-up process, which means we constantly evaluate holdings, using our technical ranking and screening system to replace under-performers with what we believe will be better performing holdings.

Core Advantage may be appropriate for those who want approximately half of their investment positioned in the market at all times, and Managed for those seeking as much protection from declining markets as Stadion can offer.

Annual Report | May 31, 2013	1

Stadion Investment Trust	Letter to Shareholders
May 31, 2013 (Unaudited)

Stadion Managed and Core Advantage Performance
During the 12 months ended May 31, 2013, domestic equity markets, as reflected by key indexes, experienced a nice run. The S&P 500 Index was up 27.27%, the Nasdaq Composite Index rose +21.24%, the Russell 2000 Index climbed 31.72%, and the Dow Jones Industrial Average was up +25.26%. During the same period, Managed Portfolio – Class A was up 10.34% and Core Advantage Portfolio – Class A was up 15.62%.  These numbers exclude the impact of the 5.75% sales load.  Based upon the Stadion’s defensive nature of managing money this performance is expected during periods of positive but somewhat volatile market price action like we experienced over the reporting period.

Both Funds were initially defensively positioned entering June 2012 as the markets had been in a negative trend environment for two months.  The Managed Portfolio was allocated to cash and short term fixed income instruments while the Core Advantage Portfolio’s defensive positioning had it 50% invested in equities and 50% in cash equivalent securities.   As is always the case for most trend following strategies, rapid price rebounds such as that experienced in early June present a bit of a challenge as intermediate trend following models take some time to define new trend development.

However, by June 19, 2012, Stadion’s domestic tactical models began to call for increased equity allocations. Both strategies remained tilted toward fully invested until mid-October as global market price action began to decline.  Both strategies remained in their defensive postures until November 29, 2012, at which time Stadion’s tactical model was beginning to signal for increased equity exposure heading into December. But, domestic markets gyrated sideways with higher daily volatility through the last three weeks of December 2012 as the fiscal cliff approached with congress wavering on action.  This mixed price action and increased volatility resulted in a less stable trend within domestic equity markets and both portfolios ending the year with lower equity allocations.

As we entered the new calendar year Congress approved a compromise on the fiscal cliff that was enough to send the equity markets much higher on the first trading day of 2013.  The lower allocation to equities in both funds caused a brief lag, but by January 3rd both funds were once again fully invested and remained invested to participate during the improving market conditions until the market’s April 2013 decline caused certain holdings to hit their protective stops as our Core Advantage and Managed portfolios assumed moderately defensive positions before once again going fully invested on May 2nd.  These invested positions in early May emphasized lower beta and lower volatility sectors that had led the market in March and April. But May’s advance was driven by more cyclical higher beta securities, creating a relative drag on Stadion performance that prompted a rotation to higher beta ETF’s in late May.

By the end of May, Stadion’s Managed and Core Advantage portfolios had risen, but at a rate considerably less than that of the S&P 500 index.  This isn’t surprising considering Stadion’s unconstrained defensive approach is designed to mitigate catastrophic losses. As we seek to gain and protect assets over time, the Funds’ holdings morph to these goals, defeating attempts to shove us into traditional style boxes.  However, the Stadion Funds compare nicely to other actively managed risk averse strategies.

Stadion Olympus Fund
Similar to Stadion's other trend following strategies, Olympus uses a model to help assess market conditions to identify when to be invested. With a security ranking measure to identify leading asset classes, it can move to fully defensive positions when risk levels are deemed high.  Olympus borrows from Stadion's domestic model by leveraging cyclical price measures for long term trend exposure, intermediate term price measures for more reactive and adaptive allocations, and a risk management overlay incorporating speculative Emerging Market trends and volatility to help guide shorter term allocations within the intermediate and longer term mandates.  When fully defensive, the Fund has the ability to invest in cash or money market funds.  Due to including both Emerging and Developed market indications into the investment process, analyzing Olympus's returns relative to both its benchmark, the MSCI World ex USA, a developed market benchmark, MSCI EAFE, and an Emerging market benchmark, MSCI EM, is prudent.

For the year ending May 31, 2013 Olympus Fund –Class A was up 7.04%, which does not include a deduction for the 5.75% sales load.  The MSCI World ex USA index was up 26.36%, while the MSCI EAFE Index was up 31.62% and the MSCI EM Index was up 14.10%.

All of the Olympus underperformance can be attributed to the May through November time period when the world benchmarks rallied, but in a more volatile fashion than we would have liked, as Olympus had difficulty maintaining exposure.  From December forward, trends in Japan helped Olympus track developed markets and outperform emerging markets.  With Emerging markets having made its 2013 high the first week of the year and trading down since, being able to produce positive results with weak global speculation has been one plus.

Stadion Trilogy Fund
The Stadion Trilogy Fund is a multi-strategy portfolio designed to generate positive returns annually regardless of market direction, with an emphasis on lower risk and volatility than the U.S. Equity markets. The Trilogy portfolio is designed to be uncorrelated to traditional asset classes and maintains risk management positions at all times. The portfolio consists of an equity component, an option income component and a dynamic trend component. The allocation to each component varies based on Trilogy's investment model. While Trilogy's goal is to produce positive returns annually, monthly returns within the components may be asymmetrical according to the periodic valuations of positions.

2	www.stadionfunds.com

Stadion Investment Trust	Letter to Shareholders
May 31, 2013 (Unaudited)

The Stadion Trilogy Fund - Class A returned +7.53% for the fiscal year ended May 31, 2013 which is in line with the targeted return range for this absolute return strategy. These numbers exclude the impact of the 5.75% sales load.  A comparable non-industry standard benchmark used to help gauge such an absolute return strategy is the 3 month treasury plus 5%.  For the 12 months ending May 31, 2013 the return on that 3 month treasury plus 5% benchmark was 5.08%. The Barclay’s Aggregate Bond Index gained 0.91% over the same time period and the S&P 500 index was up 27.27%. Trilogy kept a 40%-45% allocation to dividend paying common stocks which produced market like returns that were partially hedged off by the S&P 500 collar overwritten on the stocks. Trilogy maintained a 45%-50% allocation to fixed income with a low duration over the year that also produced positive returns. Trilogy’s Option Overlay produced positive returns despite a relatively low level of option volatility for the year. Trilogy’s Dynamic Trend allocations also contributed to the overall return of the fund with the long call spreads picking up on the S&P 500 Index’s momentum for the year. The Trilogy components performed as expected over the time period.

Stadion Tactical Income Fund
The Stadion Tactical Income Fund joined our lineup at the end of 2012.  The strategy will normally allocate 60-70% of the assets to a sector-rotation type strategy which will be comprised of exposures found in the Barclays U.S. Aggregate Bond Index (treasuries, investment-grade credit, and mortgage-backed securities).  The credit exposure and duration of these holdings will be determined by which segments are showing stronger trends than that of the Aggregate.  The strategy will also allocate 30-40% of the assets to either high yield securities or treasuries.  This allocation is determined by our existing equity-based model.  The strategy also has the ability to allocate to other asset classes (i.e. Emerging Markets, Treasury Inflation Protected Securities (“TIPS”), floating rate, non-US Dollar, etc.) based our on ranking mechanism.

From the Fund inception on 12/31/2012 through fiscal year end 5/31/2013, the Stadion Tactical Income Fund Class A returned -0.90% (excluding impact of 5.75% sales load).  The benchmark for the Fund, the Barclays U.S. Aggregate Bond Index, returned -0.91% over the same time period.  The Fund experienced some relative underperformance during the latter part of January as we saw treasury rates and high yield spreads sell off simultaneously.  From February through April, the Fund was able to outperform the benchmark with a lower amount of volatility.  The main driver of outperformance was our high yield allocation, as we saw spreads tighten over the aforementioned period; a secondary driver was lower rates, as we saw yields on the 10 year bond trade from 2.0% down to 1.6%.  During the May period, we traded lower and slightly lagged the Index with similar volatility before we saw a reversal of the trends formed during February-April, as both rates and spreads traded weaker throughout the month, causing the lower returns.

Stadion Market Opportunity Fund
On April 1, 2013, after shareholder approval, the ETF Market Opportunity Fund was reorganized into the Stadion Investment Trust and renamed the Stadion Market Opportunity Fund. Stadion Money Management, LLC (“Stadion”) of Watkinsville, Georgia became the adviser to the Fund.  The Fund commenced operation on May 3, 2004, thus this update covers the Fund’s ninth year of operation.

Just like Stadion's other funds, Market Opportunity follows a rules based, disciplined, proprietary model that quantitatively ranks all actively traded ETF’s which first pass a fundamental review.  The ranking is based upon risk adjusted return. The holdings of the Fund are adjusted so that the ETF’s showing strength in the model are purchased and held.  Those showing weakness in the model are sold or not considered for purchase.  The goal of the Fund’s investment process is to produce above market returns while assuming below market risk.  What differentiates Market Opportunity from Stadion's trend following strategies, is that instead of going to cash, the model will attempt to signal a mix of defensive and non-correlated assets to allocate amongst during turbulent times.

Allocation selections and market performance were contributor factors to the Fund’s performance during the last fiscal year.  The S&P 500 Index gained 27.27% for the 12 months ending May 31, 2013.  Class I gained 15.12% during the same one-year period.  The previous fiscal year (May 2012 to May 2013) was really a tale of three environments.  From the May 2012 to Nov 2012, the Fund’s Sharpe ratio focused process had Market Opportunity’s more conservatively positioned with broader diversification during which the S&P 500 was led by an Apple and tech rally. From Dec 2012 to April 2013, we experienced a broader rally led by defensive oriented sectors and small caps for which Market Opportunity's diversification and allocations adequately tracked the lower risk broad market rally.  Then during the final month of the year, May 2013, a beginning of month factor shift from low beta to cyclical caused a turnover in holdings which created a lagging environment for which we adjusted to.  Overall, we are pleased with the performance given the risk factors prevalent.

Stadion Observations
While it is possible to assess results of some money managers in shorter periods, Stadion’s money management models are designed to accomplish results over full market cycles.  The risk averse methodology applied in managing the Stadion Managed, Stadion Core Advantage and Stadion Olympus Funds may result in underperformance during up markets because our defensive focus may cause us to miss some of the initial upswing as our indicators detect and confirm the new uptrend.   However, when the market experiences major declines (there have been two bear markets since 2000), we expect to avoid most of the downside.  In the last 113 years, there have been 33 bear markets (declines  20% as measured by the Dow Jones Industrial Average).  Thus, for our trend following strategies, we believe there are times when the best approach to the equity markets is to exit them.  Further, we do not forecast the market; in fact, we strongly believe no one can accurately do so consistently.  Rather than predict, we react with discipline, using our rules-based, trend-following model which is designed to measure market conditions and utilize built-in rules that

Annual Report | May 31, 2013	3

Stadion Investment Trust	Letter to Shareholders
May 31, 2013 (Unaudited)

inform and direct our trades.  We are quite comfortable with the defensive nature of all of our products, particularly with many equity markets at or very near all time highs, bond yields at or near all time lows and showing signs of instability, and the Fed beginning talks of tapering the stimulus efforts that have driven equity markets over the past 4 years. Couple this with much of the remaining global fiscal uncertainty yet to be resolved and continued global unrest, we at Stadion believe that prudence favors measured participation with rock solid defense.

Our fourth Fund, Stadion Trilogy, takes a slightly different but still defensive approach, employing a unique three part strategy designed to address all three primary market directions (up, down, sideways) within a single portfolio. Stadion’s Tactical Income Fund strives for total return through a combination of yield and price movements with a focus on principal protection, thus the strategy has the flexibility to adjust the portfolio to be very conservative during a persistent rising rate environment. The goal of the Stadion Market Opportunity Fund’s investment process is to produce above market returns while assuming below market risk  using a  model that attempts to signal a mix of defensive and non-correlated assets to allocate amongst during turbulent times.

We remain disciplined with our focus fixed on continuing to follow each Funds’ proprietary model in order to attempt to achieve investment goals. Thank you for your continued support and allowing us to serve you and the Funds. Please feel free to contact us with any questions or concerns.

Sincerely,
Stadion Money Management

Brad Thompson, CFA
Chief Investment Officer

The views in this report were those of the Funds’ investment adviser as of the date of this Report and may not reflect their views on the date this report is first published or anytime thereafter. These views are intended to assist shareholders in understanding their investment in the Funds and do not constitute investment advice.

Investment in the Funds is subject to investment risks, including, without limitation, market risk, management style risk, risks related to “fund of funds” structure, sector risk, fixed income risk, tracking risk, risks related to ETF net asset value and market price, foreign securities risk, risks related to portfolio turnover and small capitalization companies risk. Since the Funds are a “fund of funds,” an investor will indirectly bear fees and expenses charged by the underlying ETFs and investment companies in which the Fund invests in addition to the Funds’ direct fees and expenses.

Derivative instruments can be volatile and the potential loss to the Funds may exceed the Funds’ initial investment.  Derivative instruments may be difficult to value and may be subject to wide swings in valuations caused by changes in the value of the underlying instrument.  The use of these instruments requires special skills and knowledge of investment techniques that are different than those normally required for purchasing and selling securities. The Funds could also experience losses if they are unable to close out a position because the market for an instrument or position is or becomes illiquid.

The Funds’ foreign investments generally carry more risks than funds that invest strictly in U.S. assets, including currency risk, geographic risk, and emerging market risk. Risks can also result from varying stages of economic and political development; differing regulatory environments trading days, and accounting standards; and higher transaction costs of non-U.S. markets.

More information about these risks and other risks can be found in the Funds’ prospectus.

The S&P 500® Total Return Index is an unmanaged index of 500 common stocks chosen for market size, liquidity and industry group representation. It is a market-value weighted index. The index is not actively managed and does not reflect any deduction for fees, expenses or taxes.

Beta is a measure of systematic risk, or the sensitivity of a manager to movements in the benchmark. A beta of 1 implies that you can expect the movement of a manager’s return series to match that of the benchmark used to measure beta.

Correlation is a measure of how investments move in relation to one another. A correlation of 1 means the two asset classes move exactly in line with each other, while a correlation of -1 means they move in the exact opposite direction.

One may not invest directly in an index.

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Stadion Managed Portfolio	Performance Information
May 31, 2013 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in Stadion Managed Portfolio(a), the S&P 500® Total Return Index and 80% S&P 500® and 20% Barclays U.S. Aggregate Bond Index

Average Annual Total Returns(b) (for periods ended May 31, 2013)
	1 Year	5 Year	Since Inception(c)
Stadion Managed Portfolio - A - NAV	10.34%	2.26%	3.41%
Stadion Managed Portfolio - A - POP	4.02%	1.05%	2.50%
Stadion Managed Portfolio - C – NAV	9.48%	–	2.04%
Stadion Managed Portfolio - C - CDSC	8.48%	–	2.04%
Stadion Managed Portfolio - I - NAV	10.60%	–	3.39%
S&P 500® Total Return Index	27.27%	5.43%	5.46%(d)
80% S&P 500® and 20% Barclays US Aggregate Bond Index	21.59%	5.75%	5.75%(d)

(a)
The line graph above represents performance of Class A shares only, which will vary from the performance of Class C and Class I shares based on the difference in loads and fees paid by shareholders in different classes. The change in value of the initial $10,000 investment shown for Class A shares in the line graph reflects the maximum front-end sales load of 5.75%.

(b)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns shown do include the effect of applicable sales loads.

(c)	Class A inception: 09/15/06; Class C inception: 10/01/09; Class I inception: 05/28/10.
(d)	Represents the period from September 15, 2006 (date of original public offering of Class A shares) through May 31, 2013.

The performance information quoted above represents past performance and past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data, current to the most recent month end, may be obtained by calling 1-800-222-7636. An investor should consider a Fund’s investment objectives, risks, and charges and expenses carefully before investing. The Fund’s prospectus contains this and other important information. For information on the Fund’s expense ratios, please see the Financial Highlights tables found within this Report.

The Total Annual Fund Operating Expenses for Class A, Class C and Class I are 1.65%, 2.44% and 1.42%, respectively.

POP, the “Public Offering Price”, and NAV, the “Net Asset Value” price, are terms used to describe what share price was applied to Class A and/or Class C shares at the time of purchase. A CDSC (“Contingent Deferred Sales Charge”) is a redemption fee that can be applied if purchased shares are redeemed prior to a specified holding period. For additional information please consult the Fund’s Prospectus.

The S&P 500® Total Return Index is an unmanaged index of 500 common stocks chosen for market size, liquidity and industry group representation. It is a market-value weighted index. The index is not actively managed and does not reflect any deduction for fees, expenses or taxes.

Annual Report | May 31, 2013	5

Stadion Managed Portfolio	Performance Information
May 31, 2013 (Unaudited)

The Barclays Capital U.S. Aggregate Bond Index is a market value-weighted index of investment grade fixed-rated debt issues, including government, corporate, asset-backed and mortgage-backed securities with a maturity of one year or more.

An investor may not invest directly in an index.

Diversification does not eliminate the risk of experiencing investment losses.

Information included or referred to on, or otherwise accessible through, our website is not intended to form part of or be incorporated into this report or the Fund's prospectus.

Portfolio Composition (as a % of net assets)

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Stadion Core Advantage Portfolio	Performance Information
May 31, 2013 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in Stadion Core Advantage Portfolio(a), the S&P 500® Total Return Index and 80% S&P 500® and 20% Barclays U.S. Aggregate Bond Index

Average Annual Total Returns(b) (for periods ended May 31, 2013)
	1 Year	5 Year	Since Inception(c)
Stadion Core Advantage Portfolio - A - NAV	15.62%	2.62%	3.55%
Stadion Core Advantage Portfolio - A - POP	9.00%	1.41%	2.64%
Stadion Core Advantage Portfolio - C - NAV	14.57%	–	6.50%
Stadion Core Advantage Portfolio - C - CDSC	13.57%	–	6.50%
Stadion Core Advantage Portfolio - I - NAV	15.83%	–	7.54%
S&P 500® Total Return Index	27.27%	5.43%	5.46%(d)
80% S&P 500® and 20% Barclays US Aggregate Bond Index	21.59%	5.75%	5.75%(d)

(a)
The line graph above represents performance of Class A shares only, which will vary from the performance of Class C and Class I shares based on the difference in loads and fees paid by shareholders in different classes. The change in value of the initial $10,000 investment shown for Class A shares in the line graph reflects the maximum front-end sales load of 5.75%.

(b)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns shown do include the effect of applicable sales loads.

(c)	Class A inception: 09/15/06; Class C inception: 10/01/09; Class I inception: 05/28/10.
(d)	Represents the period from September 15, 2006 (date of original public offering of Class A shares) through May 31, 2013.

The performance information quoted above represents past performance and past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data, current to the most recent month end, may be obtained by calling 1-800-222-7636. An investor should consider a Fund’s investment objectives, risks, and charges and expenses carefully before investing. The Fund’s prospectus contains this and other important information. For information on the Fund’s expense ratios, please see the Financial Highlights tables found within this Report.

The Total Annual Fund Operating Expenses for Class A, Class C and Class I are 2.08%, 3.29% and 3.22%, respectively. The Fund’s investment advisor, Stadion Money Management, LLC (the “Advisor”) has agreed to waive fees and reimburse for other operating expenses (exclusive of interest expense on any borrowings, taxes, brokerage commissions, extraordinary expenses, acquired fund fees and expenses and payments, if any, under a Rule 12b-1 Distribution Plan) in excess of 1.70% of the average daily net assets for Class A, Class C, and Class I, until at least October 1, 2013.

POP, the “Public Offering Price”, and NAV, the “Net Asset Value” price, are terms used to describe what share price was applied to Class A and/or Class C shares at the time of purchase. A CDSC (“Contingent Deferred Sales Charge”) is a redemption fee that can be applied if purchased shares are redeemed prior to a specified holding period. For additional information please consult the Fund’s Prospectus.

Annual Report | May 31, 2013	7

Stadion Core Advantage Portfolio	Performance Information
May 31, 2013 (Unaudited)

The S&P 500® Total Return Index is an unmanaged index of 500 common stocks chosen for market size, liquidity and industry group representation. It is a market-value weighted index. The index is not actively managed and does not reflect any deduction for fees, expenses or taxes.

The Barclays Capital U.S. Aggregate Bond Index is a market value-weighted index of investment grade fixed-rated debt issues, including government, corporate, asset-backed and mortgage-backed securities with a maturity of one year or more.

An investor may not invest directly in an index.

Diversification does not eliminate the risk of experiencing investment losses.

Information included or referred to on, or otherwise accessible through, our website is not intended to form part of or be incorporated into this report or the Fund's prospectus.

Portfolio Composition (as a % of net assets)

8	www.stadionfunds.com

Stadion Olympus Fund™	Performance Information
May 31, 2013 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in Stadion Olympus Fund™(a) and the MSCI World ex USA Index

Average Annual Total Returns(b) (for periods ended May 31, 2013)
	1 Year	Since Inception(c)
Stadion Olympus Fund™ - A - NAV	7.04%	1.82%
Stadion Olympus Fund™ - A - POP	0.90%	-3.24%
Stadion Olympus Fund™ - C - NAV	6.19%	1.03%
Stadion Olympus Fund™ - C - CDSC	5.19%	1.03%
Stadion Olympus Fund™ - I - NAV	7.31%	2.13%
MSCI World ex USA Index	26.36%	7.99%(d)

(a)
The line graph above represents performance of Class A shares only, which will vary from the performance of Class C and Class I shares based on the difference in loads and fees paid by shareholders in different classes. The change in value of the initial $10,000 investment shown for Class A shares in the line graph reflects the maximum front-end sales load of 5.75%.

(b)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns shown do include the effect of applicable sales loads.

(c)	Class A inception: 04/02/12; Class C inception: 04/02/12; Class I inception: 04/02/12.
(d)	Represents the period from April 2, 2012 (date of original public offering of Class A shares) through May 31, 2013.

The performance information quoted above represents past performance and past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data, current to the most recent month end, may be obtained by calling 1-800-222-7636. An investor should consider a Fund’s investment objectives, risks, and charges and expenses carefully before investing. The Fund’s prospectus contains this and other important information. For information on the Fund’s expense ratios, please see the Financial Highlights tables found within this Report.

The Total Annual Fund Operating Expenses for Class A, Class C and Class I are 2.71%, 4.52% and 3.66%, respectively. The Fund’s investment advisor, Stadion Money Management, LLC (the “Advisor”) has agreed to waive fees and reimburse for other operating expenses (exclusive of interest expense on any borrowings, taxes, brokerage commissions, extraordinary expenses, acquired fund fees and expenses and payments, if any, under a Rule 12b-1 Distribution Plan) in excess of 1.70% of the average daily net assets for Class A, Class C, and Class I, until at least October 1, 2013.

POP, the “Public Offering Price”, and NAV, the “Net Asset Value” price, are terms used to describe what share price was applied to Class A and/or Class C shares at the time of purchase. A CDSC (“Contingent Deferred Sales Charge”) is a redemption fee that can be applied if purchased shares are redeemed prior to a specified holding period. For additional information please consult the Fund’s Prospectus.

The MSCI World ex USA Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets excluding the United States.
An investor may not invest directly in an index.

Annual Report | May 31, 2013	9

Stadion Olympus Fund™	Performance Information
May 31, 2013 (Unaudited)

Diversification does not eliminate the risk of experiencing investment losses.

Information included or referred to on, or otherwise accessible through, our website is not intended to form part of or be incorporated into this report or the Fund's prospectus.

Portfolio Composition (as a % of net assets)

10	www.stadionfunds.com

Stadion Trilogy Fund™	Performance Information
May 31, 2013 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in Stadion Trilogy Fund™(a) and the S&P 500® Total Return Index

Average Annual Total Returns(b) (for periods ended May 31, 2013)
	1 Year	Since Inception(c)
Stadion Trilogy Fund™ - A - NAV	7.53%	5.07%
Stadion Trilogy Fund™ - A - POP	1.36%	-0.15%
Stadion Trilogy Fund™ - C - NAV	6.72%	4.39%
Stadion Trilogy Fund™ - C - CDSC	5.72%	4.39%
Stadion Trilogy Fund™ - I - NAV	7.75%	5.35%
S&P 500® Total Return Index	27.27%	15.30%(d)

(a)
The line graph above represents performance of Class A shares only, which will vary from the performance of Class C and Class I shares based on the difference in loads and fees paid by shareholders in different classes. The change in value of the initial $10,000 investment shown for Class A shares in the line graph reflects the maximum front-end sales load of 5.75%.

(b)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns shown do include the effect of applicable sales loads.

(c)	Class A inception: 04/02/12; Class C inception: 04/02/12; Class I inception: 04/02/12.
(d)	Represents the period from April 2, 2012 (date of original public offering of Class A shares) through May 31, 2013.

The performance information quoted above represents past performance and past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data, current to the most recent month end, may be obtained by calling 1-800-222-7636. An investor should consider a Fund’s investment objectives, risks, and charges and expenses carefully before investing. The Fund’s prospectus contains this and other important information. For information on the Fund’s expense ratios, please see the Financial Highlights tables found within this Report.

The Total Annual Fund Operating Expenses for Class A, Class C and Class I are 2.12%, 3.08% and 2.47%, respectively. The Fund’s investment advisor, Stadion Money Management, LLC (the “Advisor”) has agreed to waive fees and reimburse for other operating expenses (exclusive of interest expense on any borrowings, taxes, brokerage commissions, extraordinary expenses, acquired fund fees and expenses and payments, if any, under a Rule 12b-1 Distribution Plan) in excess of 1.70% of the average daily net assets for Class A, Class C, and Class I, until at least October 1, 2013.

POP, the “Public Offering Price”, and NAV, the “Net Asset Value” price, are terms used to describe what share price was applied to Class A and/or Class C shares at the time of purchase. A CDSC (“Contingent Deferred Sales Charge”) is a redemption fee that can be applied if purchased shares are redeemed prior to a specified holding period. For additional information please consult the Fund’s Prospectus.

The S&P 500® Total Return Index is an unmanaged index of 500 common stocks chosen for market size, liquidity and industry group representation. It is a market-value weighted index. The index is not actively managed and does not reflect any deduction for fees, expenses or taxes.

Annual Report | May 31, 2013	11

Stadion Trilogy Fund™	Performance Information
May 31, 2013 (Unaudited)

An investor may not invest directly in an index.

Diversification does not eliminate the risk of experiencing investment losses.

Information included or referred to on, or otherwise accessible through, our website is not intended to form part of or be incorporated into this report or the Fund's prospectus.

Portfolio Composition (as a % of net assets)

12	www.stadionfunds.com

Stadion Tactical Income Fund	Performance Information
May 31, 2013 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in Stadion Tactical Income Fund(a) and Barclays Capital U.S. Aggregate Bond Index

Average Annual Total Returns(b) (for periods ended May 31, 2013)
Since Inception(c)
Stadion Tactical Income Fund - A - NAV	-0.90%
Stadion Tactical Income Fund - A - POP	-6.60%
Stadion Tactical Income Fund - I - NAV	0.00%
Barclays Capital U.S. Aggregate Bond Index	-0.91%(d)

(a)
The line graph above represents performance of Class A shares only, which will vary from the performance of Class I shares based on the difference in loads and fees paid by shareholders in different classes. The change in value of the initial $10,000 investment shown for Class A shares in the line graph reflects the maximum front-end sales load of 5.75%.

(b)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns shown do include the effect of applicable sales loads.

(c)	Class A inception: 12/31/12; Class I inception: 2/14/13.
(d)	Represents the period from December 31, 2012 (date of original public offering of Class A shares) through May 31, 2013.

The performance information quoted above represents past performance and past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data, current to the most recent month end, may be obtained by calling 1-800-222-7636. An investor should consider a Fund’s investment objectives, risks, and charges and expenses carefully before investing. The Fund’s prospectus contains this and other important information. For information on the Fund’s expense ratios, please see the Financial Highlights tables found within this Report.

The Total Annual Fund Operating Expenses for Class A and Class I are 1.95% and 2.56%, respectively. The Fund’s investment advisor, Stadion Money Management, LLC (the “Advisor”) has agreed to waive fees and reimburse for other operating expenses (exclusive of interest expense on any borrowings, taxes, brokerage commissions, extraordinary expenses, acquired fund fees and expenses and payments, if any, under a Rule 12b-1 Distribution Plan) in excess of 1.15% of the average daily net assets for Class A and Class I, until at least January 1, 2014.

POP, the “Public Offering Price”, and NAV, the “Net Asset Value” price, are terms used to describe what share price was applied to Class A shares at the time of purchase. For additional information please consult the Fund’s Prospectus.

The Barclays Capital U.S. Aggregate Bond Index is a market value-weighted index of investment grade fixed-rated debt issues, including government, corporate, asset-backed and mortgage-backed securities with a maturity of one year or more.

An investor may not invest directly in an index.

Annual Report | May 31, 2013	13

Stadion Tactical Income Fund	Performance Information
May 31, 2013 (Unaudited)

Diversification does not eliminate the risk of experiencing investment losses.

Information included or referred to on, or otherwise accessible through, our website is not intended to form part of or be incorporated into this report or the Fund's prospectus.

Portfolio Composition (as a % of net assets)

14	www.stadionfunds.com

Stadion Market Opportunity Fund	Performance Information
May 31, 2013 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in Stadion Market Opportunity Fund(a), the S&P 500® Total Return Index and 80% S&P 500® and 20% Barclays U.S. Aggregate Bond Index

Average Annual Total Returns(b) (for periods ended May 31, 2013)
	1 Year	5 Year	Since Inception(d)
Stadion Market Opportunity Fund - A – NAV(C)	14.77%	6.67%	6.19%
Stadion Market Opportunity Fund - A - POP(C)	8.17%	5.41%	5.50%
Stadion Market Opportunity Fund - C - NAV(C)	13.95%	5.88%	5.40%
Stadion Market Opportunity Fund - C - CDSC(C)	12.99%	5.88%	5.40%
Stadion Market Opportunity Fund - I - NAV	15.12%	6.94%	6.46%
S&P 500® Total Return Index	27.27%	5.43%	6.47%(e)
80% S&P 500® and 20% Barclays US Aggregate Bond Index	21.59%	5.75%	6.41%(e)

(a)
The line graph above represents performance of Class I shares only, which will vary from the performance of Class A and Class C shares based on the difference in loads and fees paid by shareholders in different classes.

(b)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns shown do include the effect of applicable sales loads.

(c)
The performance shown includes that of the predecessor Fund, the ETF Market Opportunity Fund, a series of Aviemore Trust, which was reorganized in the Fund, as of the close of business on March 29, 2013. Performance information for Class A and Class C shares prior to April 1, 2013, reflects the performance of Class I shares adjusted for the higher expenses paid by Class A and Class C shares.

(d)
Class A and C shares of the Fund commenced operations on April 1, 2013.  The performance shown for Class A and C shares reflects the performance of the Fund’s Class I shares, the initial share class, calculated using the fees and expenses of Class A and C shares respectively and without the effect of any fee and expense limitations or waivers. If Class A and C shares of the Fund had been available during periods prior to April 1, 2013, the performance shown may have been different.

(e)	Represents the period from April 29, 2004 (date of original public offering of Class I shares) through May 31, 2013

The performance information quoted above represents past performance and past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data, current to the most recent month end, may be obtained by calling 1-800-222-7636. An investor should consider a Fund’s investment objectives, risks, and charges and expenses carefully before investing. The Fund’s prospectus contains this and other important information. For information on the Fund’s expense ratios, please see the Financial Highlights tables found within this Report.

The Total Annual Fund Operating Expenses for Class A, Class C and Class I are 2.16%, 2.91% and 1.91%, respectively. The Fund’s investment advisor, Stadion Money Management, LLC (the “Advisor”) has agreed to waive fees and reimburse for other operating expenses (exclusive of interest expense on any borrowings, taxes, brokerage commissions, extraordinary expenses, acquired fund fees and expenses and payments, if any, under a Rule 12b-1 Distribution Plan) in excess of 1.70% of the average daily net assets for Class A, Class C, and Class I, until at least June 30, 2014.

Annual Report | May 31, 2013	15

Stadion Market Opportunity Fund	Performance Information
May 31, 2013 (Unaudited)

POP, the “Public Offering Price”, and NAV, the “Net Asset Value” price, are terms used to describe what share price was applied to Class A and/or Class C shares at the time of purchase. A CDSC (“Contingent Deferred Sales Charge”) is a redemption fee that can be applied if purchased share are redeemed prior to a specified holding period. For additional information please consult the Fund’s Prospectus.

The S&P 500® Total Return Index is an unmanaged index of 500 common stocks chosen for market size, liquidity and industry group representation. It is a market-value weighted index. The index is not actively managed and does not reflect any deduction for fees, expenses or taxes.

The Barclays Capital U.S. Aggregate Bond Index is a market value-weighted index of investment grade fixed-rated debt issues, including government, corporate, asset-backed and mortgage-backed securities with a maturity of one year or more.

An investor may not invest directly in an index.

Diversification does not eliminate the risk of experiencing investment losses.

Information included or referred to on, or otherwise accessible through, our website is not intended to form part of or be incorporated into this report or the Fund's prospectus.

Portfolio Composition (as a % of net assets)

16	www.stadionfunds.com

Stadion Investment Trust	Disclosure of Fund Expenses
May 31, 2013 (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, possibly including front-end and contingent deferred sales loads; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual funds ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the tables that follow are based on an investment of $1,000 made at the beginning of the most recent semi-annual period (December 1, 2012) and held until the end of the period (May 31, 2013).

The tables that follow illustrate the Funds’ costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Funds actual returns, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Funds’ ongoing costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the returns used are not the Funds’ actual returns, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% return. You can assess the Funds’, ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the tables are meant to highlight and help you compare ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Funds’ expenses, including historical annual expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds’ prospectus.

	Beginning Account Value 12/1/12	Ending Account Value 5/31/13	Expense Ratio(a)	Expenses Paid During period 12/1/12 - 5/31/13(b)

Managed Portfolio - Class A
Based on Actual Fund Return	$1,000.00	$1,077.00	1.62%	$8.39
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,016.85	1.62%	$8.15
Managed Portfolio - Class C
Based on Actual Fund Return	$1,000.00	$1,073.70	2.37%	$12.25
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,013.11	2.37%	$11.90
Managed Portfolio - Class I
Based on Actual Fund Return	$1,000.00	$1,078.60	1.41%	$7.31
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,017.90	1.41%	$7.09

Core Advantage Portfolio - Class A
Based on Actual Fund Return	$1,000.00	$1,117.40	1.95%	$10.29
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,015.21	1.95%	$9.80
Core Advantage Portfolio - Class C
Based on Actual Fund Return	$1,000.00	$1,111.70	2.70%	$14.21
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,011.47	2.70%	$13.54

Annual Report | May 31, 2013	17

Stadion Investment Trust	Disclosure of Fund Expenses
May 31, 2013 (Unaudited)

Beginning Account Value 12/1/12	Ending Account Value 5/31/13	Expense Ratio(a)	Expenses Paid During period 12/1/12 - 5/31/13(b)
Core Advantage Portfolio - Class I
Based on Actual Fund Return	$1,000.00	$1,117.60	1.70%	$8.98
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,016.45	1.70%	$8.55

Olympus Fund - Class A
Based on Actual Fund Return	$1,000.00	$1,071.50	1.95%	$10.07
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,015.21	1.95%	$9.80
Olympus Fund - Class C
Based on Actual Fund Return	$1,000.00	$1,067.50	2.70%	$13.92
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,011.47	2.70%	$13.54
Olympus Fund - Class I
Based on Actual Fund Return	$1,000.00	$1,073.10	1.70%	$8.79
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,016.45	1.70%	$8.55

Trilogy Fund - Class A
Based on Actual Fund Return	$1,000.00	$1,024.50	1.91%	$9.64
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,015.41	1.91%	$9.60
Trilogy Fund - Class C
Based on Actual Fund Return	$1,000.00	$1,021.60	2.70%	$13.61
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,011.47	2.70%	$13.54
Trilogy Fund - Class I
Based on Actual Fund Return	$1,000.00	$1,025.90	1.70%	$8.59
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,016.45	1.70%	$8.55

Tactical Income Fund - Class A
Based on Actual Fund Return(c)	$1,000.00	$991.00	1.40%	$5.77
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,017.95	1.40%	$7.04
Tactical Income Fund - Class I
Based on Actual Fund Return(d)	$1,000.00	$1,000.00	1.15%	$3.37
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.20	1.15%	$5.79

Market Opportunity Fund - Class A
Based on Actual Fund Return(e)	$1,000.00	$995.10	1.95%	$1.65
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,015.21	1.95%	$9.80
Market Opportunity Fund - Class C
Based on Actual Fund Return(e)	$1,000.00	$995.10	2.70%	$2.29
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,011.47	2.70%	$13.54
Market Opportunity Fund - Class I
Based on Actual Fund Return(e)	$1,000.00	$996.10	1.70%	$1.44
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,016.45	1.70%	$8.55

18	www.stadionfunds.com

Stadion Investment Trust	Disclosure of Fund Expenses
May 31, 2013 (Unaudited)

(a)	The Fund's expense ratios have been based on the Fund's most recent fiscal half-year expenses.
(b)	Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182)/365.
(c)	The Stadion Tactical Income Fund began offering this share class on December 31, 2012.
(d)	The Stadion Tactical Income Fund began offering this share class on February 14, 2013.
(e)
Annualized, based on the Fund's fiscal year end change to May 31 and represents the period from May 1, 2013 to May 31, 2013. The expense ratio is representative of the expenses that a shareholder would have incurred for the six months ended May 31, 2013.

Annual Report | May 31, 2013	19

Stadion Managed Portfolio	Schedule of Investments
May 31, 2013

EXCHANGE-TRADED FUNDS - 97.94%	Shares	Value
Consumer Discretionary Select Sector SPDR® Fund	1,144,300	$64,218,116
Financial Select Sector SPDR® Fund	3,273,380	64,943,859
Guggenheim® S&P® 500 Equal Weight ETF	812,500	50,602,500
Powershares® QQQ Trust Series 1	1,321,590	96,700,741
SPDR® Dow Jones® Industrial Average ETF Trust	843,460	127,463,675
SPDR® S&P® 500 ETF Trust	976,820	159,456,097
Technology Select Sector SPDR® Fund	2,044,170	64,718,422

TOTAL EXCHANGE-TRADED FUNDS
(Cost $627,835,427)		628,103,410

MONEY MARKET FUNDS - 2.07%	Shares	Value
Fidelity® Institutional Money Market Government Portfolio, Class I, 0.010%, 7-day effective yield	13,257,862	$13,257,862

TOTAL MONEY MARKET FUNDS
(Cost $13,257,862)		13,257,862

Total Investments, at Value - 100.01%
(Cost $641,093,289)		641,361,272

Liabilities in Excess of Other Assets - (0.01)%		(50,134)

Net Assets - 100.00%		$641,311,138

See Notes to Financial Statements.

20	www.stadionfunds.com

Stadion Core Advantage Portfolio	Schedule of Investments
May 31, 2013

EXCHANGE-TRADED FUNDS - 98.68%	Shares	Value
Consumer Discretionary Select Sector SPDR® Fund	39,280	$2,204,394
Financial Select Sector SPDR® Fund	112,290	2,227,834
iShares® Core S&P® 500 ETF	26,650	4,376,196
iShares® Russell® 1000 Value Index Fund	51,950	4,394,450
iShares® Russell® 2000 Index Fund	22,470	2,198,690
iShares® S&P® 100 Index Fund	59,380	4,375,712
SPDR® Dow Jones® Industrial Average ETF Trust	43,850	6,626,612
SPDR® S&P® 500 ETF Trust	13,520	2,207,005
SPDR® S&P® Bank ETF	47,050	1,333,397
SPDR® S&P® Biotech ETF	11,920	1,323,835
SPDR® S&P® MidCap 400 ETF Trust	20,450	4,415,155
SPDR® S&P® Pharmaceuticals ETF	19,060	1,319,524
SPDR® S&P® Retail ETF	22,880	1,775,259
Technology Select Sector SPDR® Fund	141,000	4,464,060

TOTAL EXCHANGE-TRADED FUNDS
(Cost $40,161,704)		43,242,123

MONEY MARKET FUNDS - 1.44%	Shares	Value
Fidelity® Institutional Money Market Government Portfolio, Class I, 0.010%, 7-day effective yield	629,360	$629,360

TOTAL MONEY MARKET FUNDS
(Cost $629,360)		629,360

Total Investments, at Value - 100.12%
(Cost $40,791,064)		43,871,483

Liabilities in Excess of Other Assets - (0.12)%		(53,169)

Net Assets - 100.00%		$43,818,314

See Notes to Financial Statements.

Annual Report | May 31, 2013	21

Stadion Olympus Fund™	Schedule of Investments
May 31, 2013

EXCHANGE-TRADED FUNDS - 87.29%	Shares	Value
First Trust® ISE Chindia Index Fund	45,350	$998,154
iShares® MSCI® ACWI Index Fund	37,760	1,963,142
iShares® MSCI® EAFE Index Fund	48,300	2,901,865
iShares® MSCI® Europe Financial Sector Index Fund	45,630	975,569
iShares® MSCI® Frontier 100 ETF(a)	31,620	1,008,362
iShares® MSCI® Germany Index Fund	37,660	984,809
iShares® MSCI® Malaysia Index Fund	60,910	974,560
iShares® MSCI® United Kingdom Index Fund	31,420	589,753
iShares® S&P® Global 100 Index Fund	27,640	1,953,319
iShares® S&P® Global Industrials Sector Index Fund	16,000	976,160
SPDR® EURO STOXX 50 ETF	54,500	1,950,555
WisdomTree® Europe Hedged Equity Fund	37,560	1,939,598

TOTAL EXCHANGE-TRADED FUNDS
(Cost $17,272,297)		17,215,846

MONEY MARKET FUNDS - 2.70%	Shares	Value
Fidelity® Institutional Money Market Government Portfolio, Class I, 0.010%, 7-day effective yield	532,837	$532,837

TOTAL MONEY MARKET FUNDS
(Cost $532,837)		532,837

Total Investments, at Value - 89.99%
(Cost $17,805,134)		17,748,683

Other Assets in Excess of Liabilities - 10.01%		1,973,409

Net Assets - 100.00%		$19,722,092

(a)	Non-income producing security.

See Notes to Financial Statements.

22	www.stadionfunds.com

Stadion Trilogy Fund™	Schedule of Investments
May 31, 2013

COMMON STOCKS - 48.91%	Shares	Value
Consumer Discretionary - 4.94%
Distributors - 1.21%
Genuine Parts Co.(a)	15,482	$1,203,571

Hotels Restaurants & Leisure - 1.23%
McDonald's Corp.(a)	12,662	1,222,769

Leisure Equipment & Products - 1.28%
Polaris Industries, Inc.(a)	13,352	1,275,249

Multiline Retail - 1.22%
Nordstrom, Inc.(a)	20,590	1,211,104

Consumer Staples - 8.46%
Food & Staples Retailing - 2.42%
Costco Wholesale Corp.(a)	10,810	1,185,533
Sysco Corp.(a)	36,064	1,218,963
		2,404,496

Food Products - 3.63%
General Mills, Inc.(a)	25,661	1,208,120
Kellogg Co.(a)	19,506	1,210,347
McCormick & Co. Inc. - Non-Voting Shares(a)	17,224	1,189,834
		3,608,301

Household Products - 1.19%
Procter & Gamble Co.(a)	15,392	1,181,490

Tobacco - 1.22%
Reynolds American, Inc.	25,360	1,220,070

Energy - 2.43%
Oil Gas & Consumable Fuels - 2.43%
Chevron Corp.(a)	9,830	1,206,633
ConocoPhillips(a)	19,794	1,214,164
		2,420,797

Financials - 6.11%
Capital Markets - 1.20%
Eaton Vance Corp.(a)	28,836	1,196,982

Commercial Banks - 2.44%
Bank of Montreal	20,367	1,203,282
Commerce Bancshares, Inc.(a)	28,136	1,224,479
		2,427,761

Insurance - 2.47%
Aflac, Inc.(a)	22,090	1,230,192
Brown & Brown, Inc.(a)	38,070	1,228,519
		2,458,711

Health Care - 3.64%
Health Care Equipment & Supplies - 2.42%
Abbott Laboratories(a)	32,794	1,202,556
Baxter International, Inc.(a)	17,176	1,207,988
		2,410,544

Annual Report | May 31, 2013	23

Stadion Trilogy Fund™	Schedule of Investments
May 31, 2013

COMMON STOCKS - 48.91% (continued)	Shares	Value

Pharmaceuticals - 1.22%
Johnson & Johnson(a)	14,392	$1,211,519

Industrials - 8.58%
Aerospace & Defense - 2.43%
Lockheed Martin Corp.(a)	11,386	1,204,980
United Technologies Corp.(a)	12,812	1,215,859
		2,420,839

Commercial Services & Supplies - 1.22%
Waste Management, Inc.	29,018	1,216,725

Electrical Equipment - 1.23%
Emerson Electric Co.(a)	21,204	1,218,382

Machinery - 1.22%
Illinois Tool Works, Inc.(a)	17,356	1,217,176

Road & Rail - 1.23%
Norfolk Southern Corp.(a)	15,906	1,218,240

Trading Companies & Distributors - 1.25%
WW Grainger, Inc.(a)	4,840	1,246,010

Information Technology - 3.73%
Communications Equipment - 1.23%
Harris Corp.	24,442	1,225,277

IT Services - 1.22%
Automatic Data Processing, Inc.	17,618	1,210,709

Software - 1.28%
Microsoft Corp.(a)	36,401	1,269,667

Materials - 3.68%
Chemicals - 2.45%
Ecolab, Inc.(a)	14,327	1,210,202
Sigma-Aldrich Corp.(a)	14,667	1,227,041
		2,437,243

Containers & Packaging - 1.23%
AptarGroup, Inc.(a)	21,631	1,226,910

Telecommunication - 1.20%
Diversified Telecommunication Services - 1.20%
AT&T, Inc.(a)	34,231	1,197,743

Utilities - 6.14%
Electric Utilities - 3.69%
Entergy Corp.(a)	17,785	1,225,031
Northeast Utilities(a)	29,340	1,222,598
Southern Co.(a)	27,755	1,218,444
		3,666,073

Gas Utilities - 1.23%
National Fuel Gas Co.(a)	20,024	1,225,469

24	www.stadionfunds.com

Stadion Trilogy Fund™	Schedule of Investments
May 31, 2013

COMMON STOCKS - 48.91% (continued)	Shares	Value

Multi-Utilities - 1.22%
Dominion Resources, Inc.	21,446	$1,212,771

TOTAL COMMON STOCKS
(Cost $43,212,140)		48,662,598

EXCHANGE-TRADED FUNDS - 52.57%	Shares	Value
iShares® Barclays® 1-3 Year Credit Bond Fund(a)	102,287	$10,790,256
iShares® Barclays® Intermediate Credit Bond Fund	43,462	4,784,731
iShares® Barclays® MBS Bond Fund	90,119	9,583,254
iShares® Floating Rate Note Fund	259,912	13,172,340
iShares® iBoxx® $ High Yield Corporate Bond Fund	38,340	3,562,553
PIMCO® 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	22,818	2,392,011
PIMCO® Enhanced Short Maturity Exchange-Traded Fund	35,000	3,551,450
PowerShares® Senior Loan Portfolio	142,983	3,586,014
ProShares® Short VIX Short-Term Futures ETF(b)	10,000	881,000

TOTAL EXCHANGE-TRADED FUNDS
(Cost $52,335,951)		52,303,609

PURCHASED OPTION CONTRACTS - 1.89%	Expiration Date	Strike Price	Contracts	Value
Call Options Contracts - 0.63%
S&P 500 Index:
	06/07/2013	$1,750	60	$450
	06/14/2013	1,600	30	116,850
	06/14/2013	1,670	60	21,000
	06/22/2013	1,800	60	600
	06/28/2013	1,600	30	136,350
	06/28/2013	1,700	65	14,950
	07/05/2013	1,740	65	3,575
	07/20/2013	1,550	35	320,075
	07/20/2013	1,740	75	9,750
				623,600
Put Options Contracts - 1.26%
S&P 500 Index:
	06/14/2013	1,520	60	10,650
	06/22/2013	1,275	275	3,438
	06/28/2013	1,490	65	20,637
	07/05/2013	1,540	65	52,325
	07/20/2013	1,580	75	147,000
	12/21/2013	1,275	170	192,950
	06/21/2014	1,500	30	230,850
SPDR S&P 500 ETF Trust:
	12/21/2013	125	600	59,100
	03/22/2014	120	700	101,500
	03/22/2014	125	400	74,200
	06/21/2014	140	200	104,700
	12/20/2014	140	325	256,913
				1,254,263
TOTAL PURCHASED OPTION CONTRACTS
(Cost $3,983,010)				1,877,863

MONEY MARKET FUNDS - 0.75%	Shares	Value
Fidelity® Institutional Money Market Government Portfolio, Class I, 0.010%, 7-day effective yield	749,978	$749,978

TOTAL MONEY MARKET FUNDS
(Cost $749,978)		749,978

Annual Report | May 31, 2013	25

Stadion Trilogy Fund™	Schedule of Investments
May 31, 2013

Total Investments, at Value - 104.12%
(Cost $100,281,079)	103,594,048

Written Option Contracts - (4.37)%	(4,346,363)

Other Assets in Excess of Liabilities - 0.25%	244,611

Net Assets - 100.00%	$99,492,296

(a)	All or portion of this security is held as collateral for written options
(b)	Non-income producing security.

WRITTEN OPTION CONTRACTS - 4.37%	Expiration Date	Strike Price	Contracts	Premiums Received	Value
Call Option Contracts - 3.20%
S&P 500 Index:
	06/07/2013	$1,610	30	$65,070	$81,000
	06/14/2013	1,620	60	196,140	148,500
	06/14/2013	1,675	30	41,220	7,875
	06/22/2013	1,580	60	204,540	351,300
	06/28/2013	1,640	65	251,810	130,325
	07/05/2013	1,640	65	234,910	145,600
	07/20/2013	1,670	75	207,649	106,125
	07/20/2013	1,700	35	49,140	21,525
	12/21/2013	1,550	20	110,980	240,800
	12/21/2013	1,600	100	329,232	876,500
	03/22/2014	1,650	70	310,008	534,800
	06/21/2014	1,650	60	339,060	543,000
				2,339,759	3,187,350
Put Option Contracts - 1.17% S&P 500 Index:
	06/14/2013	1,620	60	85,710	93,000
	06/22/2013	1,100	100	104,900	250
	06/22/2013	1,125	175	770,688	438
	06/28/2013	1,640	65	118,235	205,075
	07/05/2013	1,640	65	133,835	221,975
	07/20/2013	1,670	75	263,199	424,125
	12/21/2013	1,125	100	102,900	48,500
	12/21/2013	1,150	70	75,530	39,200
	06/21/2014	1,350	30	115,530	126,450
				1,770,527	1,159,013

Total Written Option Contracts				$4,110,286	$4,346,363

See Notes to Financial Statements.

26	www.stadionfunds.com

Stadion Tactical Income Fund	Schedule of Investments
May 31, 2013

EXCHANGE-TRADED FUNDS - 98.23%	Shares	Value
iShares Barclays CMBS Bond Fund	3,982	$206,611
iShares Core Total US Bond Market ETF	1,455	158,755
iShares iBoxx Investment Grade Corporate Bond Fund	2,680	315,838
iShares® Barclays® Intermediate Credit Bond Fund	9,642	1,061,488
iShares® iBoxx® $ High Yield Corporate Bond Fund	5,570	517,564
Market Vectors High Yield Municipal Index ETF	2,390	78,989
PowerShares Chinese Yuan Dim Sum Bond Portfolio	12,420	316,462
PowerShares® Senior Loan Portfolio	12,620	316,510
Vanguard Intermediate-Term Corporate Bond ETF	1,840	157,890

TOTAL EXCHANGE-TRADED FUNDS
(Cost $3,163,065)		3,130,107

MONEY MARKET FUNDS - 5.96%	Shares	Value
Fidelity® Institutional Money Market Government Portfolio, Class I, 0.010%, 7-day effective yield	189,824	$189,824

TOTAL MONEY MARKET FUNDS
(Cost $189,824)		189,824

Total Investments, at Value - 104.19%
(Cost $3,352,889)		3,319,931

Liabilities in Excess of Other Assets - (4.19)%		(133,481)

Net Assets - 100.00%		$3,186,450

See Notes to Financial Statements.

Annual Report | May 31, 2013	27

Stadion Market Opportunity Fund	Schedule of Investments
May 31, 2013

EXCHANGE-TRADED FUNDS - 95.44%	Shares	Value
iShares MSCI Emerging Markets Asia Index	23,810	$1,321,217
iShares Russell Midcap Value Index Fund	45,110	2,649,761
iShares S&P Global Consumer Discretionary Sector Index Fund	36,700	2,628,821
iShares® Core S&P® 500 ETF	12,860	2,111,741
Market Vectors Oil Service ETF	36,120	1,561,468
Market Vectors Semiconductor ETF	63,210	2,420,311
Powershares® QQQ Trust Series 1	43,980	3,218,017
Vanguard Financials ETF	32,720	1,325,160
Vanguard Growth ETF	65,860	5,274,727
Vanguard Health Care ETF	27,080	2,353,794
WisdomTree Chinese Yuan Fund	51,480	1,340,024

TOTAL EXCHANGE-TRADED FUNDS
(Cost $23,093,811)		26,205,041

MONEY MARKET FUNDS - 4.70%	Shares	Value
Fidelity® Institutional Money Market Government Portfolio, Class I, 0.010%, 7-day effective yield	1,290,447	$1,290,447

TOTAL MONEY MARKET FUNDS
(Cost $1,290,447)		1,290,447

Total Investments, at Value - 100.14%
(Cost $24,384,258)		27,495,488

Liabilities in Excess of Other Assets - (0.14)%		(39,707)

Net Assets - 100.00%		$27,455,781

See Notes to Financial Statements.

28	www.stadionfunds.com

Stadion Investment Trust	Statements of Assets and Liabilities
May 31, 2013

	Managed Portfolio	Core Advantage Portfolio	Olympus Fund
ASSETS
Investments in securities:
At acquisition cost	$641,093,289	$40,791,064	$17,805,134
At value (Note 2)	$641,361,272	$43,871,483	$17,748,683
Dividends receivable	362	13,854	12
Receivable for capital shares sold	1,350,606	1,603	58,955
Receivable for investment securities sold	83,387,499	3,588,074	1,928,041
Other assets	47,938	16,629	22,823
TOTAL ASSETS	726,147,677	47,491,643	19,758,514

LIABILITIES
Payable for capital shares redeemed	397,028	4,000	9,693
Payable for investment securities purchased	83,501,253	3,580,918	–
Payable to Advisor (Note 5)	582,177	46,706	472
Accrued distribution fees (Note 5)	202,026	12,268	3,011
Accrued compliance fees (Note 5)	6,044	443	170
Payable to administrator (Note 5)	28,867	2,452	1,137
Other accrued expenses	119,144	26,542	21,939
TOTAL LIABILITIES	84,836,539	3,673,329	36,422

NET ASSETS	$641,311,138	$43,818,314	$19,722,092

Net assets consist of:
Paid-in capital	$642,578,141	$39,208,552	$19,128,638
Accumulated net investment income (loss)	(964,100)	26,238	–
Accumulated net realized gains (losses) from investments	(570,886)	1,503,105	649,905
Net unrealized appreciation (depreciation) on investments	267,983	3,080,419	(56,451)
Net assets	$641,311,138	$43,818,314	$19,722,092

PRICING OF CLASS A SHARES
Net assets applicable to Class A shares	$371,779,262	$33,813,332	$13,722,875
Class A shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)	35,908,239	2,820,848	1,350,394
Net asset value, redemption price per share (Note 2)	$10.35	$11.99	$10.16
Maximum offering price per share (Note 2)	$10.98	$12.72	$10.78

PRICING OF CLASS C SHARES
Net assets applicable to Class C shares	$141,797,105	$5,059,908	$64,057
Class C shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)	14,106,698	434,547	6,347
Net asset value, offering price and redemption price per share (Note 2)	$10.05	$11.64	$10.09

PRICING OF CLASS I SHARES
Net assets applicable to Class I shares	$127,734,771	$4,945,074	$5,935,160
Class I shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)	12,249,191	409,665	582,908
Net asset value, offering price and redemption price per share (Note 2)	$10.43	$12.07	$10.18

See Notes to Financial Statements.

Annual Report | May 31, 2013	29

Stadion Investment Trust	Statements of Assets and Liabilities
May 31, 2013

	Trilogy Fund	Tactical Income Fund	Market Opportunity Fund
ASSETS
Investments in securities:
At acquisition cost	$100,281,079	$3,352,889	$24,384,258
At value (Note 2)	$103,594,048	$3,319,931	$27,495,488
Cash	12,104	982	–
Deposits with broker for written options contracts	331,239	–	–
Dividends receivable	171,804	383	3
Receivable for capital shares sold	173,893	28,961	48,855
Receivable for investment securities sold	1,117,100	286,180	–
Receivable from advisor (Note 5)	–	12,358	–
Other assets	35,408	4,020	182
TOTAL ASSETS	105,435,596	3,652,815	27,544,528

LIABILITIES
Written Options at value (Notes 2 and 6) (premiums received $4,110,286, $– and $–, respectively)	4,346,363	–	–
Payable for capital shares redeemed	93,374	3,884	38,153
Payable for investment securities purchased	1,349,304	445,604	–
Payable to Advisor (Note 5)	94,123	–	17,999
Accrued distribution fees (Note 5)	22,861	349	25
Accrued compliance fees (Note 5)	823	21	206
Payable to administrator (Note 5)	5,044	277	1,211
Other accrued expenses	31,408	16,230	31,153
TOTAL LIABILITIES	5,943,300	466,365	88,747

NET ASSETS	$99,492,296	$3,186,450	$27,455,781

Net assets consist of:
Paid-in capital	$97,445,530	$3,214,251	$20,803,310
Accumulated net investment income	106,028	7,556	–
Accumulated net realized gains (losses) from investments and written option contracts	(1,136,154)	(2,399)	3,541,241
Net unrealized appreciation (depreciation) on investments and written option contracts	3,076,892	(32,958)	3,111,230
Net assets	$99,492,296	$3,186,450	$27,455,781

PRICING OF CLASS A SHARES
Net assets applicable to Class A shares	$68,966,625	$1,667,284	$3,430,320
Class A shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)	6,626,477	168,318	335,522
Net asset value, offering price and redemption price per share (Note 2)	$10.41	$9.91	$10.22
Maximum offering price per share (Note 2)	$11.05	$10.51	$10.84

PRICING OF CLASS C SHARES
Net assets applicable to Class C shares	$11,569,868	N/A	$1,016
Class C shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)	1,118,388	N/A	100
Net asset value, offering price and redemption price per share (Note 2)	$10.35	N/A	$10.21	(a)

PRICING OF CLASS I SHARES
Net assets applicable to Class I shares	$18,955,803	$1,519,166	$24,024,445
Class I shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)	1,819,341	153,358	2,348,242
Net asset value, offering price and redemption price per share (Note 2)	$10.42	$9.91	$10.23

(a)	NAV does not recalculate due to fractional shares not presented and rounding.

See Notes to Financial Statements.

30	www.stadionfunds.com

Stadion Investment Trust	Statements of Operations
For the Year Ended May 31, 2013

	Managed Portfolio	Core Advantage Portfolio	Olympus Fund
INVESTMENT INCOME
Dividends	$10,146,917	$920,788	$221,068
Interest	4,715	–	–
TOTAL INVESTMENT INCOME	10,151,632	920,788	221,068

EXPENSES
Investment advisory fees (Note 5)	6,790,329	554,527	167,169
Distribution fees, Class A (Note 5)	947,509	88,938	28,345
Distribution fees, Class C (Note 5)	1,474,443	50,415	308
Transfer agent fees, Common (Note 5)	106,833	15,438	11,330
Transfer agent fees, Class A (Note 5)	262,003	26,183	17,131
Transfer agent fees, Class C (Note 5)	121,877	16,168	13,333
Transfer agent fees Class I (Note 5)	88,832	15,612	13,684
Administrative fees (Note 5)	556,754	80,400	74,658
Registration and filing fees, Common	9,288	4,313	4,955
Registration fees, Class A	31,286	14,009	17,098
Registration fees, Class C	17,855	12,493	9,711
Registration fees, Class I	54,107	11,813	9,782
Professional fees	151,273	25,351	21,172
Custodian fees	51,397	5,929	6,005
Compliance fees (Note 5)	70,024	4,825	1,602
Trustees' fees	82,540	5,543	1,592
Printing of shareholder reports	43,140	7,281	5,934
Other expenses	256,242	23,509	12,896
TOTAL EXPENSES	11,115,732	962,747	416,705

Expenses waived/reimbursed by the Advisor (Note 5)	–	(68,197)	(160,440)
NET EXPENSES	11,115,732	894,550	256,265

NET INVESTMENT INCOME (LOSS)	(964,100)	26,238	(35,197)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains from investments	62,061,308	3,710,658	796,083
Net change in unrealized appreciation on investments	267,983	2,720,335	98,569
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	62,329,291	6,430,993	894,652

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$61,365,191	$6,457,231	$859,455

See Notes to Financial Statements.

Annual Report | May 31, 2013	31

Stadion Investment Trust	Statements of Operations

	Trilogy Fund	Tactical Income Fund
	For the Year Ended May 31, 2013	For the Period December 31, 2012 (Commencement of operations) to May 31, 2013
INVESTMENT INCOME
Dividends	$1,769,033	$14,263
Foreign taxes withheld	(4,414)	–
TOTAL INVESTMENT INCOME	1,764,619	14,263

EXPENSES
Investment advisory fees (Note 5)	851,386	3,269
Distribution fees, Class A (Note 5)	144,465	843
Distribution fees, Class C (Note 5)	37,372	–
Transfer agent fees, Common (Note 5)	15,346	6,718
Transfer agent fees, Class A (Note 5)	25,732	2,103
Transfer agent fees, Class C (Note 5)	16,590	–
Transfer agent fees Class I (Note 5)	15,694	2,000
Administrative fees (Note 5)	100,917	17,516
Registration and filing fees, Common	10,237	1,227
Registration fees, Class A	22,358	37
Registration fees, Class C	11,017	–
Registration fees, Class I	10,646	37
Professional fees	45,629	15,267
Custodian fees	9,781	2,372
Compliance fees (Note 5)	8,138	51
Trustees' fees	8,295	18
Printing of shareholder reports	10,276	5,834
Other expenses	28,150	3,409
TOTAL EXPENSES	1,372,029	60,701

Expenses waived/reimbursed by the Advisor (Note 5)	(45,165)	(53,994)
NET EXPENSES	1,326,864	6,707

NET INVESTMENT INCOME	437,755	7,556

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains (losses) from investments	301,254	(2,399)
Net realized losses from written option contracts	(736,347)	–
Net change in unrealized appreciation (depreciation) on investments	3,864,720	(32,958)
Net change in unrealized appreciation on written option contracts	320,901	–
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	3,750,528	(35,357)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$4,188,283	$(27,801)

See Notes to Fiancial Statements.

32	www.stadionfunds.com

Stadion Investment Trust	Statements of Operations

	Market Opportunity Fund
	For the Period May 1, 2013 to May 31, 2013(a)	For the Year Ended April 30, 2013
INVESTMENT INCOME
Dividends	$3	$407,703
Interest	–	31
TOTAL INVESTMENT INCOME	3	407,734

EXPENSES
Investment advisory fees (Note 5)	23,620	455,303
Distribution fees, Class A (Note 5)	24	–
Distribution fees, Class C (Note 5)	1	1
Transfer agent fees, Common (Note 5)	2,306	2,135
Administrative fees (Note 5)	1,091	1,067
Registration and filing fees, Common	6	–
Professional fees	6,869	15,748
Custodian fees	1,240	411
Compliance fees (Note 5)	–	694
Trustees' fees	–	1,014
Printing of shareholder reports	2,480	2,600
Other expenses	132	410
TOTAL EXPENSES	37,769	479,383

Expenses waived/reimbursed by the Advisor (Note 5)	(5,622)	(15,914)
NET EXPENSES	32,147	463,469

NET INVESTMENT LOSS	(32,144)	(55,735)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains from investments	422,509	3,368,546
Net change in unrealized appreciation (depreciation) on investments	(531,653)	(1,123,894)
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	(109,144)	2,244,652

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(141,288)	$2,188,917

(a)	Effective May 31, 2013, the Market Opportunity Fund changed its fiscal year from April 30 to May 31.

See Notes to Financial Statements.

Annual Report | May 31, 2013	33

Stadion Investment Trust	Statements of Changes in Net Assets

	Managed Portfolio		Core Advantage Portfolio
	For the Year Ended May 31, 2013	For the Year Ended May 31, 2012	For the Year Ended May 31, 2013	For the Year Ended May 31, 2012
FROM OPERATIONS
Net investment income (loss)	$(964,100)	$(11,799,353)	$26,238	$(409,399)
Net realized gains (losses) from investments	62,061,308	(62,632,194)	3,710,658	(2,267,408)
Capital gain distributions from regulated investment companies	–	–	–	59,854
Net change in unrealized appreciation (depreciation) on investments	267,983	–	2,720,335	(1,302,526)
Net increase (decrease) in net assets resulting from operations	61,365,191	(74,431,547)	6,457,231	(3,919,479)

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net realized gains, Class A	–	(7,380,598)	–	(2,305,182)
Distributions from net realized gains, Class C	–	(2,109,084)	–	(345,192)
Distributions from net realized gains, Class I	–	(863,167)	–	(97,851)
Decrease in net assets from distributions to shareholders	–	(10,352,849)	–	(2,748,225)

FROM CAPITAL SHARE TRANSACTIONS (Note 7)
Class A
Proceeds from sales of shares	75,446,291	209,130,958	8,502,509	17,693,749
Net asset value of shares issued in reinvestment of distributions	–	6,844,037	–	2,250,734
Payments for shares redeemed	(147,820,967)	(727,776,326)	(13,781,317)	(30,850,711)
Net decrease in net assets from Class A share transactions	(72,374,676)	(511,801,331)	(5,278,808)	(10,906,228)

Class C
Proceeds from sales of shares	23,153,909	39,567,252	747,888	3,177,341
Net asset value of shares issued in reinvestment of distributions	–	1,987,556	–	331,555
Payments for shares redeemed	(53,751,625)	(94,698,542)	(1,623,348)	(3,522,185)
Net decrease in net assets from Class C share transactions	(30,597,716)	(53,143,734)	(875,460)	(13,289)

Class I
Proceeds from sales of shares	60,699,280	146,651,991	6,051,511	3,808,276
Net asset value of shares issued in reinvestment of distributions	–	805,894	–	97,255
Payments for shares redeemed	(62,080,448)	(106,970,390)	(4,317,536)	(2,467,120)
Net increase (decrease) in net assets from Class I share transactions	(1,381,168)	40,487,495	1,733,975	1,438,411

TOTAL NET INCREASE (DECREASE) IN NET ASSETS	(42,988,369)	(609,241,966)	2,036,938	(16,148,810)

NET ASSETS:
Beginning of year	684,299,507	1,293,541,473	41,781,376	57,930,186
End of year	$641,311,138	$684,299,507	$43,818,314	$41,781,376

ACCUMULATED NET INVESTMENT INCOME (LOSS)	$(964,100)	$–	$26,238	$–

See Notes to Financial Statements.

34	www.stadionfunds.com

Stadion Investment Trust	Statements of Changes in Net Assets

	Olympus Fund		Trilogy Fund
	For the Year Ended May 31, 2013	For the Period April 2, 2012 (Commencement of operations) to May 31, 2012	For the Year Ended May 31, 2013	For the Period April 2, 2012 (Commencement of operations) to May 31, 2012
FROM OPERATIONS
Net investment income (loss)	$(35,197)	$(12,704)	$437,755	$13,240
Net realized gains (losses) from investments	796,083	(41,153)	301,254	(247)
Net realized gains (losses) from written option contracts	–	–	(736,347)	154,568
Net change in unrealized appreciation (depreciation) on investments	98,569	(155,020)	3,864,720	(991,132)
Net change in unrealized appreciation (depreciation) on written option contracts	–	–	320,901	(117,597)
Net increase (decrease) in net assets resulting from operations	859,455	(208,877)	4,188,283	(941,168)

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net investment income, Class A	–	–	(283,796)	–
Distributions from net investment income, Class C	–	–	(10,563)	–
Distributions from net investment income, Class I	–	–	(50,608)	–
Distributions from net realized gains, Class A	(62,306)	–	(735,029)	–
Distributions from net realized gains, Class C	(94)	–	(44,427)	–
Distributions from net realized gains, Class I	(7,428)	–	(75,926)	–
Decrease in net assets from distributions to shareholders	(69,828)	–	(1,200,349)	–

FROM CAPITAL SHARE TRANSACTIONS (Note 7)
Class A
Proceeds from sales of shares	6,545,921	8,996,241	26,772,520	51,973,989
Net asset value of shares issued in reinvestment of distributions	61,986	–	1,006,524	–
Payments for shares redeemed	(2,344,773)	(66,157)	(11,156,739)	(1,525,771)
Net increase in net assets from Class A share transactions	4,263,134	8,930,084	16,622,305	50,448,218

Class C
Proceeds from sales of shares	67,086	1,000	12,115,346	50,104
Net asset value of shares issued in reinvestment of distributions	94	–	50,329	–
Payments for shares redeemed	(5,404)	–	(673,301)	–
Net increase in net assets from Class C share transactions	61,776	1,000	11,492,374	50,104

Class I
Proceeds from sales of shares	6,571,760	1,000	21,373,008	1,000
Net asset value of shares issued in reinvestment of distributions	7,416	–	124,851	–
Payments for shares redeemed	(694,828)	–	(2,666,330)	–
Net increase in net assets from Class I share transactions	5,884,348	1,000	18,831,529	1,000

TOTAL NET INCREASE IN NET ASSETS	10,998,885	8,723,207	49,934,142	49,558,154

NET ASSETS:
Beginning of period	8,723,207	–	49,558,154	–
End of period	$19,722,092	$8,723,207	$99,492,296	$49,558,154

ACCUMULATED NET INVESTMENT INCOME	$–	$–	$106,028	$13,240

See Notes to Financial Statements.

Annual Report | May 31, 2013	35

Stadion Investment Trust	Statement of Changes in Net Assets

Tactical Income Fund
For the Period December 31, 2012 (Commencement of operations) to May 31, 2013
FROM OPERATIONS
Net investment income	$7,556
Net realized losses from investments	(2,399)
Net change in unrealized depreciation on investments	(32,958)
Net decrease in net assets resulting from operations	(27,801)

FROM CAPITAL SHARE TRANSACTIONS (Note 7)
Class A
Proceeds from sales of shares	1,814,054
Payments for shares redeemed	(134,408)
Net increase in net assets from Class A share transactions	1,679,646

Class I
Proceeds from sales of shares	1,546,022
Payments for shares redeemed	(11,417)
Net increase in net assets from Class I share transactions	1,534,605

TOTAL NET INCREASE IN NET ASSETS	3,186,450

NET ASSETS:
Beginning of period	–
End of period	$3,186,450

ACCUMULATED NET INVESTMENT INCOME	$7,556

See Notes to Financial Statements.

36	www.stadionfunds.com

Stadion Investment Trust	Statements of Changes in Net Assets

	Market Opportunity Fund
	For the Period May 1, 2013 to May 31, 2013(a)	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012
FROM OPERATIONS
Net investment loss	$(32,144)	$(55,735)	$(283,777)
Net realized gains from investments	422,509	3,368,546	10,266,743
Net change in unrealized depreciation on investments	(531,653)	(1,123,894)	(12,962,938)
Net increase (decrease) in net assets resulting from operations	(141,288)	2,188,917	(2,979,972)

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net realized gains, Class I	–	(4,271,775)	(5,774,301)
Decrease in net assets from distributions to shareholders	–	(4,271,775)	(5,774,301)

FROM CAPITAL SHARE TRANSACTIONS (Note 7)
Class A
Proceeds from sales of shares	3,471,135	1,198	–
Payments for shares redeemed	(9,763)	(5)	–
Net increase in net assets from Class A share transactions	3,461,372	1,193	–

Class C
Proceeds from sales of shares	–	1,005	–
Net increase in net assets from Class C share transactions	–	1,005	–

Class I
Proceeds from sales of shares	2,732,878	4,771,198	10,116,429
Net asset value of shares issued in reinvestment of distributions	–	4,265,859	5,765,899
Payments for shares redeemed	(768,733)	(14,331,245)	(58,829,610)
Net increase (decrease) in net assets from Class I share transactions	1,964,145	(5,294,188)	(42,947,282)

TOTAL NET INCREASE (DECREASE) IN NET ASSETS	5,284,229	(7,374,848)	(51,701,555)

NET ASSETS:
Beginning of period	22,171,552	29,546,400	81,247,955
End of period	$27,455,781	$22,171,552	$29,546,400

ACCUMULATED NET INVESTMENT INCOME	$–	$–	$–

(a)	Effective May 31, 2013, the Market Opportunity Fund changed its fiscal year from April 30 to May 31.

See Notes to Financial Statements.

Annual Report | May 31, 2013	37

Stadion Managed Portfolio – Class A	Financial Highlights
For a Share Outstanding Throughout each of the Years Presented

	Year Ended May 31, 2013		Year Ended May 31, 2012	Year Ended May 31, 2011	Year Ended May 31, 2010	Year Ended May 31, 2009
NET ASSET VALUE, BEGINNING OF YEAR	$9.38		$9.93	$9.64	$9.29	$9.47

INCOME (LOSS) FROM OPERATIONS:
Net investment loss(a)	(0.00	)(b)(c)	(0.17)	(0.06)	(0.03)	(0.03)
Net realized and unrealized gain (loss) on investments	0.97		(0.28)	0.46	0.38	(0.14)
Total from investment operations	0.97		(0.45)	0.40	0.35	(0.17)
LESS DISTRIBUTIONS:
Dividends from net investment income	–		–	–	–	(0.00	)(c)
In excess of net investment income	–		–	–	–	(0.01)
Distributions from net realized gains	–		(0.10)	(0.11)	–	(0.00	)(c)
Total distributions	–		(0.10)	(0.11)	–	(0.01)

NET ASSET VALUE, END OF YEAR	$10.35		$9.38	$9.93	$9.64	$9.29

TOTAL RETURN(d)	10.34%		(4.45%)	4.07%	3.77%	(1.80%)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of Year (000's)	$371,779		$407,202	$981,387	$496,412	$139,400

Ratio of total expenses to average net assets(e)	1.59%		1.51%	1.50%	1.67%	1.83%

Ratio of net investment loss to average net assets(a)(e)	(0.01%)		(1.03%)	(0.82%)	(0.57%)	(0.48%)

PORTFOLIO TURNOVER RATE	737%		1,967%	1,018%	944%	449%

(a)	Recognition of investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(b)	Per share amounts were calculated using average shares method.
(c)	Amount rounds to less than $0.01 per share.
(d)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund.  The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)	The ratios of expenses and net investment loss to average net assets do not reflect the Fund's proportionate share of expense of the underlying investment companies in which the Fund invested.

See Notes to Financial Statements.

38	www.stadionfunds.com

Stadion Managed Portfolio – Class C	Financial Highlights
For a Share Outstanding Throughout each of the Periods Presented

	Year Ended May 31, 2013		Year Ended May 31, 2012	Year Ended May 31, 2011	For the Period October 1, 2009 (Commencement of operations) to May 31, 2010
NET ASSET VALUE, BEGINNING OF PERIOD	$9.18		$9.79	$9.59	$9.54

INCOME (LOSS) FROM OPERATIONS:
Net investment loss(a)	(0.07	)(b)	(0.21)	(0.10)	(0.05)
Net realized and unrealized gain (loss) on investments	0.94		(0.30)	0.41	0.10
Total from investment operations	0.87		(0.51)	0.31	0.05
LESS DISTRIBUTIONS:
Distributions from net realized gains	–		(0.10)	(0.11)	–
Total distributions	–		(0.10)	(0.11)	–

NET ASSET VALUE, END OF PERIOD	$10.05		$9.18	$9.79	$9.59

TOTAL RETURN(c)	9.48%		(5.13%)	3.15%	0.52	%(d)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of Period (000's)	$141,797		$159,112	$228,541	$55,281

Ratio of total expenses to average net assets(e)	2.35%		2.30%	2.28%	2.51	%(f)(g)

Ratio of net expenses to average net assets(e)	2.35%		2.30%	2.28%	2.48	%(f)

Ratio of net investment loss to average net assets(a)(e)	(0.77%)		(1.80%)	(1.65%)	(1.60	%)(f)

PORTFOLIO TURNOVER RATE	737%		1,967%	1,018%	944	%(d)(h)

(a)	Recognition of investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(b)	Per share amounts were calculated using average shares method.
(c)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund.  The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Not annualized.
(e)	The ratios of expenses and net investment loss to average net assets do not reflect the Fund's proportionate share of expense of the underlying investment companies in which the Fund invested.
(f)	Annualized.
(g)	Reflects total expenses prior to fee waivers by the advisor (Note 5).
(h)	Represents the year ended May 31, 2010.

See Notes to Financial Statements.

Annual Report | May 31, 2013	39

Stadion Managed Portfolio – Class I	Financial Highlights
For a Share Outstanding Throughout each of the Periods Presented

	Year Ended May 31, 2013	Year Ended May 31, 2012	Year Ended May 31, 2011	For the Period May 28, 2010 (Commencement of operations) to May 31, 2010
NET ASSET VALUE, BEGINNING OF PERIOD	$9.43	$9.96	$9.64	$9.64

INCOME (LOSS) FROM OPERATIONS:
Net investment income (loss)(a)	0.02 (b)	(0.06)	(0.05)	(0.00	)(c)
Net realized and unrealized gain (loss) on investments	0.98	(0.37)	0.48	–
Total from investment operations	1.00	(0.43)	0.43	(0.00	)(c)
LESS DISTRIBUTIONS:
Distributions from net realized gains	–	(0.10)	(0.11)	–
Total distributions	–	(0.10)	(0.11)	–

NET ASSET VALUE, END OF PERIOD	$10.43	$9.43	$9.96	$9.64

TOTAL RETURN(d)	10.60%	(4.24%)	4.38%	0.00	%(e)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of Period (000's)	$127,735	$117,986	$83,614	$1

Ratio of total expenses to average net assets(f)	1.39%	1.28%	1.24%	1.70	%(g)

Ratio of net investment income (loss) to average net assets(a)(f)	0.18%	(0.77%)	(0.48%)	(1.70	%)(g)

PORTFOLIO TURNOVER RATE	737%	1,967%	1,018%	944	%(e)(h)

(a)	Recognition of investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(b)	Per share amounts were calculated using average shares method.
(c)	Amount rounds to less than $0.01 per share.
(d)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund.  The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)	Not annualized.
(f)
The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund's proportionate share of expense of the underlying investment companies in which the Fund invested.

(g)	Annualized.
(h)	Represents the year ended May 31, 2010.

See Notes to Financial Statements.

40	www.stadionfunds.com

Stadion Core Advantage Portfolio – Class A	Financial Highlights
For a Share Outstanding Throughout each of the Years Presented

	Year Ended May 31, 2013		Year Ended May 31, 2012		Year Ended May 31, 2011		Year Ended May 31, 2010		Year Ended May 31, 2009
NET ASSET VALUE, BEGINNING OF YEAR	$10.37		$11.72		$10.22		$8.98		$11.11

INCOME (LOSS) FROM OPERATIONS:
Net investment income (loss)(a)	0.02	(b)	(0.09)		(0.10)		(0.05)		(0.04)
Net realized and unrealized gain (loss) on investments	1.60		(0.72)		1.60		1.29		(2.08)
Total from investment operations	1.62		(0.81)		1.50		1.24		(2.12)
LESS DISTRIBUTIONS:
In excess of net investment income	–		–		–		–		(0.01)
Distributions from net realized gains	–		(0.54)		–		–		–
Total distributions	–		(0.54)		–		–		(0.01)

NET ASSET VALUE, END OF YEAR	$11.99		$10.37		$11.72		$10.22		$8.98

TOTAL RETURN(c)	15.62%		(6.75%)		14.68%		13.81%		(19.11%)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of Year (000's)	$33,813		$33,892		$50,470		$41,179		$28,805

Ratio of total expenses to average net assets(d)	2.00	%(e)	1.91	%(e)	1.97	%(e)	2.11	%(e)	2.23%

Ratio of net expenses to average net assets(d)	1.95%		1.89%		1.95%		1.95%		2.23%

Ratio of net investment income (loss) to average net assets(a)(d)	0.14%		(0.67%)		(0.94%)		(0.62%)		(0.41%)

PORTFOLIO TURNOVER RATE	455%		826%		476%		471%		346%

(a)	Recognition of investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(b)	Per share amounts were calculated using average shares method.
(c)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund.  The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)
The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund's proportionate share of expense of the underlying investment companies in which the Fund invested.

(e)	Reflects total expenses prior to fee waivers and expense reimbursements by the advisor (Note 5).

See Notes to Financial Statements.

Annual Report | May 31, 2013	41

Stadion Core Advantage Portfolio – Class C	Financial Highlights
For a Share Outstanding Throughout each of the Periods Presented

	Year Ended May 31, 2013		Year Ended May 31, 2012		Year Ended May 31, 2011		For the Period October 1, 2009 (Commencement of operations) to May 31, 2010
NET ASSET VALUE, BEGINNING OF PERIOD	$10.16		$11.59		$10.17		$9.75

INCOME (LOSS) FROM OPERATIONS:
Net investment loss(a)	(0.07	)(b)	(0.18)		(0.14)		(0.06)
Net realized and unrealized gain (loss) on investments	1.55		(0.71)		1.56		0.48
Total from investment operations	1.48		(0.89)		1.42		0.42
LESS DISTRIBUTIONS:
Distributions from net realized gains	–		(0.54)		–		–
Total distributions	–		(0.54)		–		–

NET ASSET VALUE, END OF PERIOD	$11.64		$10.16		$11.59		$10.17

TOTAL RETURN(c)	14.57%		(7.54%)		13.96%		4.31	%(d)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of Period (000's)	$5,060		$5,253		$6,028		$1,458

Ratio of total expenses to average net assets(e)	3.20	%(f)	3.12	%(f)	3.45	%(f)	7.53	%(f)(g)

Ratio of net expenses to average net assets(e)	2.70%		2.70%		2.70%		2.70	%(g)

Ratio of net investment loss to average net assets(a)(e)	(0.61%)		(1.48%)		(1.79%)		(1.82	%)(g)

PORTFOLIO TURNOVER RATE	455%		826%		476%		471	%(d)(h)

(a)	Recognition of investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(b)	Per share amounts were calculated using average shares method.
(c)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund.  The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Not annualized.
(e)	The ratios of expenses and net investment loss to average net assets do not reflect the Fund's proportionate share of expense of the underlying investment companies in which the Fund invested.
(f)	Reflects total expenses prior to fee waivers and expense reimbursements by the advisor (Note 5).
(g)	Annualized.
(h)	Represents the year ended May 31, 2010.

See Notes to Financial Statements.

42	www.stadionfunds.com

Stadion Core Advantage Portfolio – Class I	Financial Highlights
For a Share Outstanding Throughout each of the Periods Presented

	Year Ended May 31, 2013		Year Ended May 31, 2012		Year Ended May 31, 2011		For the Period May 28, 2010 (Commencement of operations) to May 31, 2010
NET ASSET VALUE, BEGINNING OF PERIOD	$10.42		$11.76		$10.22		$10.22

INCOME (LOSS) FROM OPERATIONS:
Net investment income (loss)(a)	0.02	(b)	(0.05)		(0.04)		(0.00	)(c)
Net realized and unrealized gain (loss) on investments	1.63		(0.75)		1.58		–
Total from investment operations	1.65		(0.80)		1.54		(0.00	)(c)
LESS DISTRIBUTIONS:
Distributions from net realized gains	–		(0.54)		–		–
Total distributions	–		(0.54)		–		–

NET ASSET VALUE, END OF PERIOD	$12.07		$10.42		$11.76		$10.22

TOTAL RETURN(d)	15.83%		(6.65%)		15.07%		0.00	%(e)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of Period (000's)	$4,945		$2,636		$1,433		$1

Ratio of total expenses to average net assets(f)	2.38	%(g)	3.05	%(g)	7.98	%(g)	1.70	%(h)

Ratio of net expenses to average net assets(f)	1.70%		1.70%		1.70%		1.70	%(h)

Ratio of net investment income (loss) to average net assets(a)(f)	0.20%		(0.53%)		(1.03%)		(1.70	%)(h)

PORTFOLIO TURNOVER RATE	455%		826%		476%		471	%(e)(i)

(a)	Recognition of investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(b)	Per share amounts were calculated using average shares method.
(c)	Amount rounds to less than $0.01 per share.
(d)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund.  The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)	Not annualized.
(f)
The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund's proportionate share of expense of the underlying investment companies in which the Fund invested.

(g)	Reflects total expenses prior to fee waivers and expense reimbursements by the advisor (Note 5).
(h)	Annualized.
(i)	Represents the year ended May 31, 2010.

See Notes to Financial Statements.

Annual Report | May 31, 2013	43

Stadion Olympus™ Portfolio – Class A	Financial Highlights
For a Share Outstanding Throughout each of the Periods Presented

	Year Ended May 31, 2013		For the Period April 2, 2012 (Commencement of operations) to May 31, 2012
NET ASSET VALUE, BEGINNING OF PERIOD	$9.54		$10.00

INCOME (LOSS) FROM OPERATIONS:
Net investment loss(a)	(0.01	)(b)	(0.01)
Net realized and unrealized gain (loss) on investments	0.68		(0.45)
Total from investment operations	0.67		(0.46)
LESS DISTRIBUTIONS:
Dividends from net realized gains	(0.05)		–
Total distributions	(0.05)		–

NET ASSET VALUE, END OF PERIOD	$10.16		$9.54

TOTAL RETURN(c)	7.04%		(4.60	%)(d)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of Period (000's)	$13,723		$8,721

Ratio of total expenses to average net assets(e)	2.82	%(e)	5.31	%(f)(g)

Ratio of net expenses to average net assets(e)	1.95%		1.95	%(g)

Ratio of net investment loss to average net assets(a)(e)	(0.15%)		(1.94	%)(g)

PORTFOLIO TURNOVER RATE	804%		21	%(d)

(a)	Recognition of investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(b)	Per share amounts were calculated using average shares method.
(c)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund.  The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Not annualized.
(e)	The ratios of expenses and net investment loss to average net assets do not reflect the Fund's proportionate share of expense of the underlying investment companies in which the Fund invested.
(f)	Reflects total expenses prior to fee waivers and expense reimbursements by the advisor (Note 5).
(g)	Annualized.

See Notes to Financial Statements.

44	www.stadionfunds.com

Stadion Olympus™ Portfolio – Class C	Financial Highlights
For a Share Outstanding Throughout each of the Periods Presented

	Year Ended May 31, 2013		For the Period April 2, 2012 (Commencement of operations) to May 31, 2012
NET ASSET VALUE, BEGINNING OF PERIOD	$9.53		$10.00

INCOME (LOSS) FROM OPERATIONS:
Net investment loss(a)	(0.15	)(b)	(0.04)
Net realized and unrealized gain (loss) on investments	0.74		(0.43)
Total from investment operations	0.59		(0.47)
LESS DISTRIBUTIONS:
Dividends from net realized gains	(0.03)		–
Total distributions	(0.03)		–

NET ASSET VALUE, END OF PERIOD	$10.09		$9.53

TOTAL RETURN(c)	6.19%		(4.70	%)(d)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of Period (000's)	$64		$1

Ratio of total expenses to average net assets(e)	73.16	%(e)	1,345.00	%(f)(g)

Ratio of net expenses to average net assets(e)	2.70%		2.70	%(g)

Ratio of net investment loss to average net assets(a)(e)	(1.49%)		(2.70	%)(g)

PORTFOLIO TURNOVER RATE	804%		21	%(d)

(a)	Recognition of investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(b)	Per share amounts were calculated using average shares method.
(c)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund.  The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Not annualized.
(e)	The ratios of expenses and net investment loss to average net assets do not reflect the Fund's proportionate share of expense of the underlying investment companies in which the Fund invested.
(f)	Reflects total expenses prior to fee waivers and expense reimbursements by the advisor (Note 5).
(g)	Annualized.

See Notes to Financial Statements.

Annual Report | May 31, 2013	45

Stadion Olympus™ Portfolio – Class I	Financial Highlights
For a Share Outstanding Throughout each of the Periods Presented

	Year Ended May 31, 2013		For the Period April 2, 2012 (Commencement of operations) to May 31, 2012
NET ASSET VALUE, BEGINNING OF PERIOD	$9.55		$10.00

INCOME (LOSS) FROM OPERATIONS:
Net investment loss(a)	(0.09	)(b)	(0.03)
Net realized and unrealized gain (loss) on investments	0.79		(0.42)
Total from investment operations	0.70		(0.45)
LESS DISTRIBUTIONS:
Dividends from net realized gains	(0.07)		–
Total distributions	(0.07)		–

NET ASSET VALUE, END OF PERIOD	$10.18		$9.55

TOTAL RETURN(c)	7.31%		(4.50	%)(d)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of Period (000's)	$5,935		$1

Ratio of total expenses to average net assets(e)	3.63	%(f)	1,342.77	%(f)(g)

Ratio of net expenses to average net assets(e)	1.70%		1.70	%(g)

Ratio of net investment loss to average net assets(a)(e)	(0.90%)		(1.70	%)(g)

PORTFOLIO TURNOVER RATE	804%		21	%(d)

(a)	Recognition of investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(b)	Per share amounts were calculated using average shares method.
(c)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund.  The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Not annualized.
(e)	The ratios of expenses and net investment loss to average net assets do not reflect the Fund's proportionate share of expense of the underlying investment companies in which the Fund invested.
(f)	Reflects total expenses prior to fee waivers and expense reimbursements by the advisor (Note 5).
(g)	Annualized.

See Notes to Financial Statements.

46	www.stadionfunds.com

Stadion Trilogy™ Portfolio – Class A	Financial Highlights
For a Share Outstanding Throughout each of the Periods Presented

	Year Ended May 31, 2013	For the Period April 2, 2012 (Commencement of operations) to May 31, 2012
NET ASSET VALUE, BEGINNING OF PERIOD	$9.85	$10.00

INCOME (LOSS) FROM OPERATIONS:
Net investment income(a)	0.07 (b)	0.00	(c)
Net realized and unrealized gain (loss) on investments	0.67	(0.15)
Total from investment operations	0.74	(0.15)
LESS DISTRIBUTIONS:
Dividends from net investment income	(0.05)	–
Distributions from net realized gains	(0.13)	–
Total distributions	(0.18)	–

NET ASSET VALUE, END OF PERIOD	$10.41	$9.85

TOTAL RETURN(d)	7.53%	(1.50	%)(e)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of Period (000's)	$68,967	$49,507

Ratio of total expenses to average net assets(f)	1.93%	2.21	%(g)(h)

Ratio of net expenses to average net assets(f)	1.93%	1.95	%(g)

Ratio of net investment income to average net assets(a)(f)	0.66%	0.34	%(g)

PORTFOLIO TURNOVER RATE	42%	0	%(c)(e)

(a)	Recognition of investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(b)	Per share amounts were calculated using average shares method.
(c)	Amount rounds to less than $0.01 per share or less than 1%.
(d)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund.  The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)	Not annualized.
(f)	The ratios of expenses and net investment income to average net assets do not reflect the Fund's proportionate share of expense of the underlying investment companies in which the Fund invested.
(g)	Annualized.
(h)	Reflects total expenses prior to fee waivers and expense reimbursements by the advisor (Note 5).

See Notes to Financial Statements.

Annual Report | May 31, 2013	47

Stadion Trilogy™ Portfolio – Class C	Financial Highlights
For a Share Outstanding Throughout each of the Periods Presented

	Year Ended May 31, 2013		For the Period April 2, 2012 (Commencement of operations) to May 31, 2012
NET ASSET VALUE, BEGINNING OF PERIOD	$9.85		$10.00

INCOME (LOSS) FROM OPERATIONS:
Net investment loss(a)	(0.01	)(b)	(0.00	)(c)
Net realized and unrealized gain (loss) on investments	0.67		(0.15)
Total from investment operations	0.66		(0.15)
LESS DISTRIBUTIONS:
Dividends from net investment income	(0.03)		–
Distributions from net realized gains	(0.13)		–
Total distributions	(0.16)		–

NET ASSET VALUE, END OF PERIOD	$10.35		$9.85

TOTAL RETURN(d)	6.72%		(1.50	%)(e)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of Period (000's)	$11,570		$50

Ratio of total expenses to average net assets(f)	3.36	%(g)	61.13	%(g)(h)

Ratio of net expenses to average net assets(f)	2.70%		2.70	%(h)

Ratio of net investment loss to average net assets(a)(f)	(0.10%)		(0.11	%)(h)

PORTFOLIO TURNOVER RATE	42%		0	%(c)(e)

(a)	Recognition of investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(b)	Per share amounts were calculated using average shares method.
(c)	Amount rounds to less than $0.01 per share or less than 1%.
(d)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund.  The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)	Not annualized.
(f)	The ratios of expenses and net investment loss to average net assets do not reflect the Fund's proportionate share of expense of the underlying investment companies in which the Fund invested.
(g)	Reflects total expenses prior to fee waivers and expense reimbursements by the advisor (Note 5).
(h)	Annualized.

See Notes to Financial Statements.

48	www.stadionfunds.com

Stadion Trilogy™ Portfolio – Class I	Financial Highlights
For a Share Outstanding Throughout each of the Periods Presented

	Year Ended May 31, 2013		For the Period April 2, 2012 (Commencement of operations) to May 31, 2012
NET ASSET VALUE, BEGINNING OF PERIOD	$9.86		$10.00

INCOME (LOSS) FROM OPERATIONS:
Net investment income(a)	0.10	(b)	0.01
Net realized and unrealized gain (loss) on investments	0.66		(0.15)
Total from investment operations	0.76		(0.14)
LESS DISTRIBUTIONS:
Dividends from net investment income	(0.07)		–
Distributions from net realized gains	(0.13)		–
Total distributions	(0.20)		–

NET ASSET VALUE, END OF PERIOD	$10.42		$9.86

TOTAL RETURN(c)	7.75%		(1.40	%)(d)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of Period (000's)	$18,956		$1

Ratio of total expenses to average net assets(e)	2.01	%(f)	1,259.15	%(f)(g)

Ratio of net expenses to average net assets(e)	1.70%		1.70	%(g)

Ratio of net investment income to average net assets(a)(e)	0.94%		0.51	%(g)

PORTFOLIO TURNOVER RATE	42%		0	%(d)(h)

(a)	Recognition of investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(b)	Per share amounts were calculated using average shares method.
(c)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund.  The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Not annualized.
(e)	The ratios of expenses and net investment income to average net assets do not reflect the Fund's proportionate share of expense of the underlying investment companies in which the Fund invested.
(f)	Reflects total expenses prior to fee waivers and expense reimbursements by the advisor (Note 5).
(g)	Annualized.
(h)	Amount rounds to less than 1%.

See Notes to Financial Statements.

Annual Report | May 31, 2013	49

Stadion Tactical Income – Class A	Financial Highlights
For a Share Outstanding Throughout the Period Presented

	For the Period December 31, 2012 (Commencement of operations) to May 31, 2013
NET ASSET VALUE, BEGINNING OF PERIOD	$10.00

INCOME (LOSS) FROM OPERATIONS:
Net investment income(a)	0.06	(b)
Net realized and unrealized loss on investments		(0.15)
Total from investment operations		(0.09)

NET ASSET VALUE, END OF PERIOD	$9.91

TOTAL RETURN(c)	(0.90	%)(d)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of Period (000's)	$1,667

Ratio of total expenses to average net assets(e)	10.69	%(f)(g)

Ratio of net expenses to average net assets(e)	1.40	%(f)

Ratio of net investment income to average net assets(a)(e)	1.52	%(f)

PORTFOLIO TURNOVER RATE	84	%(d)

(a)	Recognition of investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(b)	Per share amounts were calculated using average shares method.
(c)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund.  The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Not annualized.
(e)	The ratios of expenses and net investment income to average net assets do not reflect the Fund's proportionate share of expense of the underlying investment companies in which the Fund invested.
(f)	Annualized.
(g)	Reflects total expenses prior to fee waivers and expense reimbursements by the advisor (Note 5).

See Notes to Financial Statements.

50	www.stadionfunds.com

Stadion Tactical Income – Class I	Financial Highlights
For a Share Outstanding Throughout the Period Presented

	For the Period February 14, 2013 (Commencement of operations) to May 31, 2013
NET ASSET VALUE, BEGINNING OF PERIOD	$9.91

INCOME (LOSS) FROM OPERATIONS:
Net investment income(a)	0.04	(b)
Net realized and unrealized loss on investments	(0.04)
Total from investment operations	0.00

NET ASSET VALUE, END OF PERIOD	$9.91

TOTAL RETURN(c)	0.00	%(d)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of Period (000's)	$1,519

Ratio of total expenses to average net assets(e)	14.50	%(f)(g)

Ratio of net expenses to average net assets(e)	1.15	%(f)

Ratio of net investment income to average net assets(a)(e)	1.42	%(f)

PORTFOLIO TURNOVER RATE	84	%(d)(h)

(a)	Recognition of investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(b)	Per share amounts were calculated using average shares method.
(c)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund.  The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Not annualized.
(e)	The ratios of expenses and net investment income to average net assets do not reflect the Fund's proportionate share of expense of the underlying investment companies in which the Fund invested.
(f)	Annualized.
(g)	Reflects total expenses prior to fee waivers and expense reimbursements by the advisor (Note 5).
(h)	Represents the period December 31, 2012 (commencement of operations of the Class A) to May 31, 2013.

See Notes to Financial Statements.

Annual Report | May 31, 2013	51

Stadion Market Opportunity Fund – Class A	Financial Highlights
For a Share Outstanding Throughout each of the Periods Presented

	For the Period May 1, 2013 to May 31, 2013(a)		For the Period April 1, 2013 (Class commencement of operations) to April 30, 2013
NET ASSET VALUE, BEGINNING OF PERIOD	$10.27		$10.10

INCOME (LOSS) FROM OPERATIONS:
Net investment loss(b)(c)	(0.01)		(0.02)
Net realized and unrealized gain (loss) on investments	(0.04)		0.19
Total from investment operations	(0.05)		0.17

NET ASSET VALUE, END OF PERIOD	$10.22		$10.27

TOTAL RETURN(d)	(0.49	%)(e)	1.68	%(e)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of Period (000's)	$3,430		$1

Ratio of total expenses to average net assets(f)	5.21	%(g)	2.83	%(g)

Ratio of net expenses to average net assets(f)	1.95	%(g)	1.95	%(g)

Ratio of net investment loss to average net assets(b)(f)	(1.95	%)(g)	(1.95	%)(g)

PORTFOLIO TURNOVER RATE	50	%(e)	294	%(e)(h)

(a)	Effective May 31, 2013, the Market Opportunity Fund changed its fiscal year from April 30 to May 31.
(b)	Recognition of investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(c)	Per share amounts were calculated using average shares method.
(d)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund.  The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)	Not annualized.
(f)	The ratios of expenses and net investment loss to average net assets do not reflect the Fund's proportionate share of expense of the underlying investment companies in which the Fund invested.
(g)	Annualized.
(h)	Portfolio turnover rate is calculated at the Fund Level and represents the year ended April 30, 2013.

See Notes to Financial Statements.

52	www.stadionfunds.com

Stadion Market Opportunity Fund – Class C	Financial Highlights
For a Share Outstanding Throughout each of the Periods Presented

	For the Period May 1, 2013 to May 31, 2013(a)		For the Period April 1, 2013 (Class commencement of operations) to April 30, 2013
NET ASSET VALUE, BEGINNING OF PERIOD	$10.26		$10.10

INCOME (LOSS) FROM OPERATIONS:
Net investment loss(b)(c)	(0.02)		(0.02)
Net realized and unrealized gain (loss) on investments	(0.03)		0.18
Total from investment operations	(0.05)		0.16

NET ASSET VALUE, END OF PERIOD	$10.21		$10.26

TOTAL RETURN(d)	(0.49	%)(e)	1.58	%(e)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of Period (000's)	$1		$1

Ratio of total expenses to average net assets(f)	3.01	%(g)	3.51	%(g)

Ratio of net expenses to average net assets(f)	2.70	%(g)	2.70	%(g)

Ratio of net investment loss to average net assets(b)(f)	(2.70	%)(g)	(2.70	%)(g)

PORTFOLIO TURNOVER RATE	50	%(e)	294	%(e)(h)

(a)	Effective May 31, 2013, the Market Opportunity Fund changed its fiscal year from April 30 to May 31.
(b)	Recognition of investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(c)	Per share amounts were calculated using average shares method.
(d)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund.  The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)	Not annualized.
(f)	The ratios of expenses and net investment loss to average net assets do not reflect the Fund's proportionate share of expense of the underlying investment companies in which the Fund invested.
(g)	Annualized.
(h)	Portfolio turnover rate is calculated at the Fund Level and represents the year ended April 30, 2013.

See Notes to Financial Statements.

Annual Report | May 31, 2013	53

Stadion Market Opportunity Fund – Class I	Financial Highlights
For a Share Outstanding Throughout each of the Periods Presented

	For the Period May 1, 2013 to May 31, 2013(a)		Year Ended April 30, 2013	Year Ended April 30, 2012	Year Ended April 30, 2011	Year Ended April 30, 2010	Year Ended April 30, 2009
NET ASSET VALUE, BEGINNING OF PERIOD	$10.27		$11.20	$13.13	$11.79	$8.83	$11.65

INCOME (LOSS) FROM OPERATIONS:
Net investment income (loss)(b)(c)	(0.01)		(0.02)	(0.08)	(0.10)	(0.07)	0.03
Net realized and unrealized gain (loss) on investments	(0.03)		0.90	0.11	2.50	3.04	(2.59)
Total from investment operations	(0.04)		0.88	0.03	2.40	2.97	(2.56)
LESS DISTRIBUTIONS:
Dividends from net investment income	–		–	–	–	(0.01)	(0.08)
Distributions from net realized gains	–		(1.81)	(1.96)	(1.06)	–	(0.18)
Total distributions	–		(1.81)	(1.96)	(1.06)	(0.01)	(0.26)

NET ASSET VALUE, END OF PERIOD	$10.23		$10.27	$11.20	$13.13	$11.79	$8.83

TOTAL RETURN(d)	(0.39	%)(e)	9.90%	1.70%	21.26%	33.63%	(21.72%)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of Period (000's)	$24,024		$22,169	$29,546	$81,248	$60,537	$45,233

Ratio of total expenses to average net assets(f)	1.98	%(g)	1.81%	1.75%	1.75%	1.75%	1.75%

Ratio of net expenses to average net assets(f)	1.70	%(g)	1.75%	N/A	N/A	N/A	N/A

Ratio of net investment income (loss) to average net assets(f)	(1.70	%)(b)(g)	(0.21%)	(0.66%)	(0.86%)	(0.67%)	0.34%

PORTFOLIO TURNOVER RATE	50	%(e)	294%	262%	201%	196%	517%

(a)	Effective May 31, 2013, the Market Opportunity Fund changed its fiscal year from April 30 to May 31.
(b)	Recognition of investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(c)	Per share amounts were calculated using average shares method.
(d)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund.  The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)	Not annualized.
(f)
The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund's proportionate share of expense of the underlying investment companies in which the Fund invested.

(g)	Annualized.

See Notes to Financial Statements.

54	www.stadionfunds.com

Stadion Investment Trust	Notes to Financial Statements
May 31, 2013

1. ORGANIZATION

Stadion Managed Portfolio (“Managed Portfolio”), Stadion Core Advantage Portfolio (“Core Advantage Portfolio”), Stadion Olympus FundTM (“Olympus Fund”), Stadion Trilogy FundTM (“Trilogy Fund”), Stadion Tactical Income Fund (“Tactical Income Fund”) and Stadion Market Opportunity Fund (“Market Opportunity Fund”) (each, a “Fund,” and collectively, the “Funds”) are each a diversified series of Stadion Investment Trust (the “Trust”), a Delaware Statutory Trust registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company.

Managed Portfolio commenced operations on June 30, 2003. The public offering of Class A shares, Class C shares and Class I shares commenced on September 15, 2006, October 1, 2009 and May 28, 2010, respectively. The investment objective of the Fund is to seek long-term capital appreciation, while maintaining a secondary emphasis on capital preservation.

Core Advantage Portfolio commenced operations on January 27, 2004. The public offering of Class A shares, Class C shares and Class I shares commenced on September 15, 2006, October 1, 2009 and May 28, 2010, respectively. The investment objective of the Fund is to seek capital appreciation.

Olympus Fund commenced operations on April 2, 2012. The public offering of Class A shares, Class C shares and Class I shares commenced on April 2, 2012. The investment objective of the Fund is to seek long-term capital appreciation, while maintaining a secondary emphasis on capital preservation.

Trilogy Fund commenced operations on April 2, 2012. The public offering of Class A shares, Class C shares and Class I shares commenced on April 2, 2012. The investment objective of the Fund is total return, with an emphasis on lower risk and volatility than the U.S. equity markets.

Tactical Income Fund commenced operations on December 31, 2012. The public offering of Class A shares and Class I shares commenced on December 31, 2012 and February 14, 2013 respectively. The investment objective of the Fund is to seek total return comprised of income and capital appreciation, while maintaining a secondary emphasis on capital preservation.

Prior to the close of business on March 29, 2013, the Market Opportunity Fund was known as the ETF Market Opportunity Fund (the “Predecessor Fund”), the Market Opportunity Fund is a successor to a previously operational fund which was a series of the Aviemore Funds, an Ohio business trust. The Predecessor Fund was organized into a series, Class I Shares of the Market Opportunity Fund effective as of the close of business on March 29, 2013. The Predecessor Fund commenced operations on May 3, 2004 and was the only series authorized by the The Aviemore Funds. Class A and Class C shares were launched from the Market Opportunity Fund effective April 1, 2013. Effective May 31, 2013, the Market Opportunity Fund changed it’s fiscal year from April 30 to May 31. The Fund seeks long‐term capital appreciation. Under normal circumstances, the Fund will invest at least 80% of the Fund’s total assets in actively or passively managed exchanged-traded funds.

Each Fund, excluding the Tactical Income Fund, currently offers three classes of shares, Class A, Class C, and Class I.  The Tactical Income Fund offers Class A and Class I shares. Class A shares (sold subject to a maximum front-end sales load equal to 5.75% of the offering price and a distribution and/or service fee of up to 0.25% of the average net assets attributable to Class A shares, are also sold subject to a 1% contingent deferred sales load on purchases at or above $1 million if redeemed within 18 months of purchase), Class C shares (subject to a distribution and/or service fee of up to 1.00% of the average daily net assets attributable to Class C shares and, effective October 1, 2012, sold subject to a 1% contingent deferred sales load if redeemed within one year of purchase) and Class I shares (sold without any sales loads and distribution and/ or service fees). Each class of shares represents an interest in the same assets of the Funds, has the same rights and is identical in all material respects except that (1) the classes bear differing levels of sales loads and distribution fees; (2) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; (3) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements; and (4) Class I shares require a higher minimum initial investment.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the Funds’ significant accounting policies used in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation: The Funds’ investments in securities are carried at market value. Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of the time regular trading closes on the New York Stock Exchange (normally, 4:00 p.m. Eastern Time). Securities traded in the NASDAQ market are valued at the NASDAQ Official Closing Price. Other securities, including listed securities for which no sale was reported on that date, are valued at the most recent bid price. Options are valued at the mean of the last quoted bid and ask prices at the time of valuation, as reported on the option’s primary exchange. If no bid quotation is readily available at the time of valuation, the option shall be valued at the mean of the last quoted ask price and $0.00. Securities and assets for which representative market quotations are not readily available or which cannot be accurately valued using the Funds’ normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Board of Trustees (the “Trustees”) and will be classified as Level 2 or 3 within the fair value hierarchy (see below), depending on the inputs used. Fair value pricing may be used, for example, in situations where (i) a portfolio security is so thinly traded that there have been no transactions for that security over an extended period of time; (ii) an event occurs after the close of the exchange on which a portfolio security is principally traded that is likely to have changed the value of the portfolio security prior to the Funds’ net asset value calculations; (iii) the exchange on which the portfolio security is

Annual Report | May 31, 2013	55

Stadion Investment Trust	Notes to Financial Statements
May 31, 2013

principally traded closes early; or (iv) trading of the portfolio security is halted during the day and does not resume prior to the Funds’ net asset value calculations. A portfolio security’s “fair value” price may differ from the price next available for that portfolio security using the Funds’ normal pricing procedures. Open-end investment companies, including money market funds, are valued at the net asset value reported by such registered open-end investment companies. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires certain disclosures about fair value measurements.

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs
Level 3 – significant unobservable inputs

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value each Fund’s investments as of May 31, 2013 by security type:

Managed Portfolio
	Valuation Inputs
	Level 1	Level 2	Level 3	Total
Investments in Securities at Value
Exchange-Traded Funds	$628,103,410	$–	$–	$628,103,410
Money Market Funds	13,257,862	–	–	13,257,862
Total Investments in Securities	$641,361,272	$–	$–	$641,361,272

Core Advantage Portfolio
	Valuation Inputs
	Level 1	Level 2	Level 3	Total
Investments in Securities at Value
Exchange-Traded Funds	$43,242,123	$–	$–	$43,242,123
Money Market Funds	629,360	–	–	629,360
Total Investments in Securities	$43,871,483	$–	$–	$43,871,483

Olympus Fund
	Valuation Inputs
	Level 1	Level 2	Level 3	Total
Investments in Securities at Value
Exchange-Traded Funds	$17,215,846	$–	$–	$17,215,846
Money Market Funds	532,837	–	–	532,837
Total Investments in Securities	$17,748,683	$–	$–	$17,748,683

Trilogy Fund
	Valuation Inputs
	Level 1	Level 2	Level 3	Total
Investments in Securities at Value
Common Stocks	$48,662,598	$–	$–	$48,662,598
Exchange-Traded Funds	52,303,609	–	–	52,303,609
Purchased Option Contracts	–	1,877,863	–	1,877,863
Money Market Funds	749,978	–	–	749,978
Total Investments in Securities	$101,716,185	$1,877,863	$–	$103,594,048
Other Financial Instruments
Liabilities
Written Option Contracts	$–	$(4,346,363)	$–	$(4,346,363)
Total	$–	$(4,346,363)	$–	$(4,346,363)

Tactical Income Fund
	Valuation Inputs
	Level 1	Level 2	Level 3	Total
Investments in Securities at Value
Exchange-Traded Funds	$3,130,107	$–	$–	$3,130,107
Money Market Funds	189,824	–	–	189,824
Total Investments in Securities	$3,319,931	$–	$–	$3,319,931

Market Opportunity Fund
	Valuation Inputs
	Level 1	Level 2	Level 3	Total
Investments in Securities at Value
Exchange-Traded Funds	$26,205,041	$–	$–	$26,205,041
Money Market Funds	1,290,447	–	–	1,290,447
Total Investments in Securities	$27,495,488	$–	$–	$27,495,488

56	www.stadionfunds.com

Stadion Investment Trust	Notes to Financial Statements
May 31, 2013

As of May 31, 2013, the Funds did not have any transfers in and out of any Level. The Funds did not have any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of May 31, 2013. It is the Funds’ policy to recognize transfers into and out of any Level at the end of the reporting period.

Share Valuation: The net asset value per share of each class of shares of each Fund is calculated daily by dividing the total value of the assets attributable to that class, less liabilities attributable to that class, by the number of shares of that class outstanding.

The maximum offering price per share of Class A shares for each Fund is equal to the net asset value per share plus a sales load equal to 6.10% of the net asset value (or 5.75% of the offering price). The offering price of Class C shares and Class I shares is equal to the net asset value per share. The redemption price per share for each class of shares of each Fund is equal to the net asset value per share, except that certain purchases of $1 million or more of Class A shares are charged a contingent deferred sales charge of 1.00% if they are redeemed within 18 months of their purchase and Class C shares of each Fund are subject to a contingent deferred sales load of 1% on amounts redeemed within one year of purchase.

Securities Transactions and Investment Income: Security transactions are accounted for on trade date. Gains and losses on securities sold are determined on a specific identification basis. Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned.

Option Transactions: Trilogy Fund may purchase and write put and call options on broad-based U.S. stock indices or ETFs that replicate the performance of a broad-based  U.S. stock index. The Fund  uses option contracts on broad-based U.S. stock indices for the purpose of seeking to generate return and manage risk exposure among varying market conditions.

When the Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is recorded as a liability in the Fund’s Statement of Assets and Liabilities and is subsequently marked-to market daily. If a written option expires unexercised on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or a loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the liability related to such option will be eliminated. If an index option is exercised, the Fund will be required to pay the difference between the closing index value and the exercise price of the option. In this event, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

Exchange-Traded Funds (“ETFs”) — The Funds may invest in ETFs, which are funds whose shares are traded on a national exchange. ETFs may be based on underlying equity or fixed income securities, as well as commodities or currencies. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit then sells the individual shares on a secondary market. Although similar diversification benefits may be achieved through an investment in another investment company, ETFs generally offer greater liquidity and lower expenses. Because an ETF incurs its own fees and expenses, shareholders of a fund investing in an ETF will indirectly bear those costs. Such funds will also incur brokerage commissions and related charges when purchasing or selling shares of an ETF. Unlike typical investment company shares, which are valued once daily, shares in an ETF may be purchased or sold on a securities exchange throughout the trading day at market prices that are generally close to the Net Asset Value of the ETF.

Allocation Between Classes: Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation are allocated daily to each class of shares based upon its proportionate share of total net assets of the respective Fund. Class specific expenses are charged directly to the class incurring the expense. Common expenses which are not attributable to a specific class are allocated daily to each class of shares based upon its proportionate share of total net assets of the respective Fund.

Distributions to Shareholders: Dividends arising from net investment income, if any, are declared and paid quarterly to shareholders of the Managed Portfolio, Core Advantage Portfolio, Olympus Fund, Tactical Income Fund and Trilogy Fund. Dividends arising from net investment income, if any, are declared and paid at least annually to shareholders of the Market Opportunity Fund.  Net realized gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature and are primarily due to losses deferred due to wash sales. Dividends and distributions are recorded on the ex-dividend date and tax treatment of short term capital gains.

Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, the disclosure of contingent assets and liabilities, and revenues and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes: It is each Fund’s policy to comply with the special provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net

Annual Report | May 31, 2013	57

Stadion Investment Trust	Notes to Financial Statements
May 31, 2013

realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

3. SECURITY TRANSACTIONS

During the period ended May 31, 2013, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments and U.S. government securities, amounted to:

	Managed Portfolio	Core Advantage Portfolio
Purchases	$3,539,440,810	$179,094,994
Sales	$2,973,666,542	$174,644,762

	Olympus Fund	Trilogy Fund
Purchases	$98,459,219	$80,849,202
Sales	$90,462,185	$27,259,272

	Tactical Income Fund	Market Opportunity Fund
Purchases	$4,459,116	$16,301,573
Sales	$1,293,641	$11,915,042

4. TAX MATTERS

The tax character of distributions made during the periods ended May 31, 2013 and May 31, 2012 was as follows:

	Ordinary Income	Long-term Capital Gains	Total Distributions
Managed Portfolio
5/31/2013	$–	$–	$–
5/31/2012	10,352,849	–	10,352,849
Core Advantage Portfolio
5/31/2013	$–	$–	$–
5/31/2012	1,230,260	1,517,965	2,748,225
Olympus Fund
5/31/2013	$69,828	$–	$69,828
5/31/2012	–	–	–
Trilogy Fund
5/31/2013	$858,063	$342,286	$1,200,349
5/31/2012	–	–	–
Tactical Income Fund
5/31/2013	$–	$–	$–

The tax character of distributions made during the period ended May 31, 2013 and the years ended April 30, 2013 and April 30, 2012 for the Market Opportunity Fund was as follows:

	Ordinary Income	Long-term Capital Gains	Total Distributions
Market Opportunity Fund
5/31/2013	$–	$–	$–
4/30/2013	1,038,947	3,232,828	4,271,775
4/30/2012	2,025,299	3,749,002	5,774,301

Reclassifications:
At May 31, 2013, permanent differences in book and tax accounting were reclassified. These differences had no effect on net assets and were primarily attributed to differences in the treatment of certain investments and treatment of net investment loss. These reclassifications were as follows:

	Accumulated net investment income (loss)	Accumulated net realized gains (losses)	Paid-in capital
Managed Portfolio	$–	$–	$–
Core Advantage Portfolio	–	–	–
Olympus Fund	35,197	(35,197)	–
Trilogy Fund	–	–	–
Tactical Income Fund	–	–	–
Market Opportunity Fund	32,144	(32,144)	–

Tax Basis of Investments:
The following information is computed on a tax basis for each item as of May 31, 2013:

As of May 31, 2013, the aggregate cost of investments, gross unrealized appreciation/ (depreciation) and net unrealized appreciation for Federal tax purposes was as follows:

	Managed Portfolio	Core Advantage Portfolio	Olympus Fund
Tax cost of portfolio investments	$641,093,289	$40,975,813	$17,805,134
Gross unrealized appreciation	$5,317,732	$3,022,949	$214,157
Gross unrealized depreciation	(5,049,749)	(127,279)	(270,608)
Net unrealized appreciation (depreciation)	$267,983	$2,895,670	$(56,451)

	Trilogy Fund	Tactical Income Fund	Market Opportunity Fund
Tax cost of portfolio investments	$100,324,360	$3,355,081	$24,384,258
Gross unrealized appreciation	$6,000,819	$831	$3,323,196
Gross unrealized depreciation	(2,731,131)	(35,981)	(211,966)
Net on depreciation written option contracts	4,110,286	–	–
Net unrealized appreciation (depreciation)	$3,033,611	$(35,150)	$3,111,230

As of May 31, 2013, the tax cost of written option contracts for Trilogy Fund is $4,110,286.

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Stadion Investment Trust	Notes to Financial Statements
May 31, 2013

The difference between the federal income tax cost of portfolio investments and the financial statement cost for Core Advantage Portfolio, Trilogy Fund and Tactical Income Fund is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are due to the tax deferral of losses on wash sales.

Components of Earnings:
At May 31, 2013, components of distributable earnings were as follows:

	Managed Portfolio	Core Advantage Portfolio	Olympus Fund
Undistributed ordinary income	$–	$1,516,444	$649,905
Accumulated capital gains (losses) on investments	(570,886)	197,648	–
Net unrealized appreciation (depreciation) on investments	267,983	2,895,670	(56,451)
Other cumulative effect of timing differences	(964,100)	–	–
Total	$(1,267,003)	$4,609,762	$593,454

	Trilogy Fund	Tactical Income Fund	Market Opportunity Fund
Undistributed ordinary income	$106,028	$7,556	$2,197,131
Accumulated capital gains (losses) on investments	–	–	1,344,110
Net unrealized appreciation (depreciation) on investments	3,033,611	(35,150)	3,111,230
Other cumulative effect of timing differences	(1,092,873)	(207)	–
Total	$2,046,766	$(27,801)	$6,652,471

Capital Loss Carryforward:
As of May 31, 2013, Managed Portfolio had short-term capital loss carryforwards for federal income tax purposes of $570,886 which do not expire. These capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

Capital losses carried to the next tax year were as follows:

Fund	Short-Term	Long-Term
Managed Portfolio	$570,886	$–

The Funds elect to defer to the period ending May 31, 2014, capital losses recognized during the period November 1, 2012 to May 31, 2013 in the amount of:

Fund	Amount
Trilogy Fund	$3,027,517
Tactical Income Fund	207

The Funds elect to defer to the period ending May 31, 2014, late year ordinary losses recognized in the amount of:

Fund	Amount
Managed Portfolio	$964,100

As of and during the period ended May 31, 2013, the Funds did not have a liability for any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return, Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

5. TRANSACTIONS WITH AFFILIATES

Investment Advisory Agreements
Each Fund’s investments are managed by the Advisor under the terms of an Investment Advisory Agreement (the “Advisory Agreements”). Under the Advisory Agreements, each Fund excluding the Tactical Income Fund has agreed to pay the Advisor an investment advisory fee at an annual rate of 1.25% of its average daily net assets up to $150 million and 1.00% of such assets over $150 million.  The Tactical Income Fund has agreed to pay the Advisor an investment advisory fee at an annual rate of 0.65% of its average daily net assets.

The Advisor has entered into an Expense Limitation Agreement with respect to each Fund, excluding the Tactical Income Fund, under which it has agreed to waive its fees and to assume other expenses of the Funds, if necessary, in an amount that limits the annual operating expenses of Class A shares, Class C shares and Class I shares of the Funds (exclusive of interest, taxes, brokerage commissions, extraordinary expenses, Acquired Fund Fees and Expenses and payments, if any, under the Rule 12b‐1 Plan) to not more than 1.70% of the average daily net assets allocable to each Class until October 1, 2013, and June 30, 2014 for the Market Opportunity Fund. The Advisor has entered into an Expense Limitation Agreement with the Tactical Income Fund under which it has agreed to waive its fees and to assume other expenses of the Funds, if necessary, in an amount that limits the annual operating expenses of Class A shares and Class I shares of the Funds (exclusive of interest, taxes, brokerage commissions, extraordinary expenses, Acquired Fund Fees and Expenses and payments, if any, under the Rule 12b‐1 Plan) to not more than 1.15% of the average daily net assets allocable to each Class until January 1, 2014.  Accordingly, during the period ended May 31, 2013, the Advisor waived fees and reimbursed expenses as follows:

Annual Report | May 31, 2013	59

Stadion Investment Trust	Notes to Financial Statements
May 31, 2013

	Core Advantage Portfolio	Olympus Fund	Trilogy Fund
Total waivers and reimbursements	$68,197	$160,440	$45,165

	Tactical Income Fund	Market Opportunity Fund
Total waivers and reimbursements	$53,994	$5,622

During the year ended May 31, 2013, there were no advisory fees waived or expenses reimbursed by the Advisor for Managed Portfolio. It is expected that the Expense Limitation Agreements will continue from year-to-year, provided such continuance is approved by the Trustees.

If the Advisor so requests, any Tactical Income Fund operating expense waived or reimbursed by the Advisor pursuant to the Advisory Agreement shall be repaid to the Advisor by the Fund in the first, second, and third fiscal years following the fiscal year in which any such reimbursement or waiver occurs.

As of May 31, 2013, the balance of recoupable expenses for the Tactical Income Fund was as follows:

Fund	2016	Total
Tactical Income Fund	$53,994	$53,994

For the Market Opportunity Fund, prior to the close of business on March 29, 2013, the prior investment advisor of the Predecessor Fund was Aviemore Asset Management, LLC (the “Prior Adviser”). Under the Market Opportunity Fund’s management agreement with the Prior Adviser, the Prior Adviser, at its own expense and without reimbursement from the Aviemore Funds, furnished office space and all necessary office facilities, equipment and executive personnel necessary for managing assets of the Predecessor Fund. The Prior Adviser paid all operating expenses of the Predecessor Fund, with the exception of taxes, borrowing expenses (such as (a) interest and (b) dividend expenses on securities sold short), brokerage commissions and extraordinary expenses. For its services, the Prior Adviser received an annual investment management fee of 1.75% of the average daily net assets of the Predecessor Fund up to and including $100 million and 1.50% of the average daily net assets in excess of $100 million. For the period May 1, 2012 to March 29, 2013 the Prior Adviser earned management fees from the Predecessor Fund totaling $432,625.

The Chief Compliance Officer of the Trust is an employee of the Advisor. The Trust reimburses the Advisor $82,500 annually for the services provided by the Chief Compliance Officer of the Trust. Each Fund bears a proportionate share of this fee based on an allocation approved by the Trustees.

Certain Trustees and officers of the Trust are also officers of the Advisor.

Fund Accounting And Administration Agreement
Effective April 1, 2013, ALPS Fund Services, Inc. (“ALPS” and the “Administrator”) provides administrative, fund accounting and other services to the Funds under the Administration, Bookkeeping and Pricing Services Agreement with the Trust. Under the Agreement, ALPS is paid fees, accrued on a daily basis and paid on a monthly basis following the end of the month, based on the greater of (a) an annual fee of $430,000 for the first year of the agreement, and $460,000 thereafter, or (b) following basis point fee schedule:

Average Total Net Assets	Contractual Fee
Between $0-$500M	0.06%
$500M-$1B	0.04%
Above $1B	0.02%

The Administrator is also reimbursed by the Funds for certain out-of-pocket expenses.

Prior to the close of business on March 29, 2013, Ultimus Fund Solutions, LLC (“Ultimus”) provided internal regulatory compliance services and executive and administrative services for the Funds. Ultimus supervised the preparation of tax returns, reports to shareholders of the Funds, reports to and filings with the Securities and Exchange Commission (the “SEC”) and state securities commissions and materials for meetings of the Trustees. For those services, each Fund paid Ultimus a monthly fee for those services at an annual rate of 0.075% of its average daily net assets up to $500 million; 0.05% of such assets from $500 million to $2 billion; 0.04% of such assets from $2 billion to $3 billion; 0.03% of such assets from $3 billion to $5 billion; and 0.025% of such assets in excess of $5 billion, subject to a minimum monthly fee of $3,000.

Prior to the close of business on March 29, 2013, under the terms of the prior Fund Accounting Agreement, Ultimus calculated the daily net asset value per share and maintained the financial books and records of each Fund. For those services, Ultimus received from each Fund a base fee of $3,500 per month plus an asset-based fee of 0.01% of its average daily net assets up to $500 million; and 0.005% of such assets in excess of $500 million. In addition, each Fund reimbursed certain out-of-pocket expenses incurred by Ultimus in obtaining valuations of the Funds’ portfolio securities.

Transfer Agent And Shareholder Services Agreement
Effective April 1, 2013, ALPS serves as transfer, dividend paying and shareholder servicing agent for the Funds (the “Transfer Agent”) under a Transfer Agency and Services Agreement with the Trust. Under this Agreement, ALPS is paid an annual base fee of $25,000 per Fund plus fees for open accounts and is reimbursed for certain out-of-pocket expenses.

Prior to the close of business on March 29, 2013, under the terms of the prior Transfer Agent and Shareholder Services Agreement, Ultimus maintained the records of each shareholder’s account, answered shareholders’ inquiries concerning their accounts, processed purchases and redemptions of each Fund’s shares, acted as dividend and distribution disbursing agent and performed other shareholder service functions. For those services, each Fund paid Ultimus a fee at an annual rate of $18 per shareholder account, provided, however, that the minimum monthly fee for a share class is $1,000 if such class has 25 accounts or less, $1,250 if such class

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Stadion Investment Trust	Notes to Financial Statements
May 31, 2013

has more than 25 accounts but less than 100 accounts and $1,500 per month if such class has 100 accounts or more. In addition, the Funds paid out-of-pocket expenses, including, but not limited to, postage and supplies.

Distribution Plan
The Trust has adopted plans of distribution (the “Plans”) pursuant to Rule 12b-1 under the 1940 Act that permit Class A and Class C shares of each Fund to directly incur or reimburse the Funds’ principal underwriter for certain expenses related to the distribution of its shares. The annual limitation for payment of expenses pursuant to the Plans is 0.25% of each Fund’s average daily net assets attributable to Class A shares and 1.00% of each Fund’s average daily net assets attributable to Class C shares. The Trust has not adopted a plan of distribution with respect to Class I shares. The expenses of the Plans are reflected as distribution fees in the Statement of Operations of the Funds.

Distribution Agreement
Effective April 1, 2013, ALPS Distributors, Inc. (“ADI” or the “Distributor”) acts as the distributor of the Funds’ shares pursuant to a Distribution Agreement with the Trust. Under the terms of a Distribution Agreement with the Trust, the Distributor provides distribution services to the Trust and serves as principal underwriter to the Funds. ADI receives no compensation from the Funds.

Prior to the close of business on March 29, 2013, under the terms of a Prior Distribution Agreement with the Trust, Ultimus Fund Distributors, LLC (Prior Distributor) provided distribution services to the Trust and served as principal underwriter to the Funds. The Prior Distributor received $6,000 annually from the Funds for acting as principal underwriter. In addition, during the period June 1, 2012 to March 29, 2013, the Prior Distributor earned underwriter fees of $53,158, $4,451, $197, $2,871 and $254 on the sale of Class A shares of Managed Portfolio, Core Advantage Portfolio, Olympus Fund, Trilogy Fund and Tactical Income Fund, respectively, and earned $790, $49, $0, and $442 of contingent deferred sales charges on the redemption of Class C shares of Managed Portfolio, Core Advantage Portfolio, Olympus Fund, and Trilogy Fund respectively.

6. DERIVATIVE TRANSACTIONS

Derivative Instruments and Hedging Activities — The following discloses the Funds' use of derivative instruments and hedging activities.

The Funds’ investment objectives not only permit the Funds to purchase investment securities, they also allow certain Funds to enter into various types of derivative contracts such as purchased and written options. In doing so, the Funds will employ strategies in differing combinations to permit them to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

Market Risk Factors: In pursuit of their investment objectives, the Funds may seek to use derivatives to increase or decrease their exposure to the following market risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Risk of Investing in Derivatives: The Funds’ use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore  can produce significant gains or losses in excess of their  cost. This use of embedded leverage allows the Funds to increase their market value exposure relative to their  net assets and can substantially increase the volatility of the Funds’ performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Typically, the associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds.

Option Writing/Purchasing: Certain Funds may write or purchase option contracts to adjust risk and return of their overall investment positions. When a Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options that expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or loss on investment transactions. Risks from entering into option transactions arise from the potential inability of counterparties to meet the terms of the contracts, the potential inability to enter into closing transactions because of an illiquid secondary market and from unexpected movements in security values.

Annual Report | May 31, 2013	61

Stadion Investment Trust	Notes to Financial Statements
May 31, 2013

Transactions in option contracts written by Trilogy Fund during the year ended May 31, 2013 were as follows:

	Written Puts
	Contracts	Premiums
Options outstanding at beginning of year	555	$2,210,365
Options written	6,375	8,877,411
Options closed	(4,134)	(8,970,148)
Options Exercised	–	–
Options Expired	(2,056)	(347,101)
Options outstanding at ending of year	740	$1,770,527

	Written Calls
	Contracts	Premiums
Options outstanding at beginning of year	418	$1,212,652
Options written	4,714	13,755,022
Options closed	(4,112)	(11,190,384)
Options Exercised	(325)	(1,419,206)
Options Expired	(25)	(18,325)
Options outstanding at ending of year	670	$2,339,759

A portion of Trilogy Fund’s securities are pledged as collateral for open option contracts.

The locations in the Statements of Assets and Liabilities of Trilogy Fund’s derivative positions are as follows:

Risk Exposure	Statement of Assets and Liabilities Location	Fair Value of Asset Derivatives	Statement of Assets and Liabilities Location	Fair Value of Liability Derivatives
Trilogy Fund
Equity Contracts (Purchased Options/ Written Options)	Investments, at value	$1,877,863	Options written, at value	$(4,346,363)
		$1,877,863		$(4,346,363)

For the Trilogy Fund the average option contracts purchased and written during the year ended May 31, 2013 was 4,396 contracts,  and 1,175 contracts, respectively, for Trilogy Fund.

Trilogy Fund’s transactions in derivative instruments during the year ended May 31, 2013 are recorded in the following locations in the Statements of Operations:

Risk Exposure	Statement of Operations Location	Realized Loss on Derivatives	Change in Unrealized Gain/(Loss) on Derivatives
Trilogy Fund
Equity Contracts (Purchased Options)	Net realized gains (losses) from investments/Net change in unrealized appreciation (depreciation) on investments	$168,061	$(2,544,528)
Equity Contracts (Written Options)	Net realized losses from written option transactions/Net change in unrealized appreciation on written option contracts	(736,347)	320,901
Total		$(568,286)	$(2,223,627)

Managed Portfolio, Core Advantage Portfolio, Olympus Fund, Tactical Income Fund and Market Opportunity Fund had no transactions in derivative instruments during the period ended
May 31, 2013.

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Stadion Investment Trust	Notes to Financial Statements
May 31, 2013

7. CAPITAL SHARE TRANSACTIONS
Proceeds and payments on capital shares as shown in the Statements of Changes in Net Assets are the result of the following capital share transactions for the periods shown:

	For the Year Ended May 31, 2013	For the Year Ended May 31, 2012
Managed Portfolio - Class A
Shares sold	7,579,129	21,838,032
Shares issued in reinvestment of distributions to shareholders	–	779,481
Shares redeemed	(15,082,777)	(78,054,072)
Net Decrease in shares outstanding	(7,503,648)	(55,436,559)
Shares outstanding beginning of year	43,411,887	98,848,446
Shares outstanding end of year	35,908,239	43,411,887

Managed Portfolio - Class C
Shares sold	2,363,135	4,183,032
Shares issued in reinvestment of distributions to shareholders	–	230,575
Shares redeemed	(5,596,404)	(10,413,817)
Net Decrease in shares outstanding	(3,233,269)	(6,000,210)
Shares outstanding beginning of year	17,339,967	23,340,177
Shares outstanding end of year	14,106,698	17,339,967

Managed Portfolio - Class I
Shares sold	6,031,463	15,491,666
Shares issued in reinvestment of distributions to shareholders	–	91,371
Shares redeemed	(6,295,540)	(11,466,632)
Net Increase/(Decrease) in shares outstanding	(264,077)	4,116,405
Shares outstanding beginning of year	12,513,268	8,396,863
Shares outstanding end of year	12,249,191	12,513,268

	For the Year Ended May 31, 2013	For the Year Ended May 31, 2012
Core Advantage Portfolio - Class A
Shares sold	770,048	1,631,198
Shares issued in reinvestment of distributions to shareholders	–	224,624
Shares redeemed	(1,216,912)	(2,892,768)
Net Decrease in shares outstanding	(446,864)	(1,036,946)
Shares outstanding beginning of year	3,267,712	4,304,658
Shares outstanding end of year	2,820,848	3,267,712

Core Advantage Portfolio - Class C
Shares sold	67,880	299,313
Shares issued in reinvestment of distributions to shareholders	–	33,660
Shares redeemed	(150,584)	(336,027)
Net Decrease in shares outstanding	(82,704)	(3,054)
Shares outstanding beginning of year	517,251	520,305
Shares outstanding end of year	434,547	517,251

Core Advantage Portfolio - Class I
Shares sold	524,392	352,141
Shares issued in reinvestment of distributions to shareholders	–	9,658
Shares redeemed	(367,657)	(230,727)
Net Increase in shares outstanding	156,735	131,072
Shares outstanding beginning of year	252,930	121,858
Shares outstanding end of year	409,665	252,930

Annual Report | May 31, 2013	63

Stadion Investment Trust	Notes to Financial Statements
May 31, 2013

	For the Year Ended May 31, 2013	For the Period April 2, 2012 (Commencement of Operations) to May 31, 2012
Olympus Fund - Class A
Shares sold	669,026	920,831
Shares issued in reinvestment of distributions to shareholders	6,247	–
Shares redeemed	(238,829)	(6,881)
Net Increase in shares outstanding	436,444	913,950
Shares outstanding beginning of period	913,950	–
Shares outstanding end of period	1,350,394	913,950

Olympus Fund - Class C
Shares sold	6,762	100
Shares issued in reinvestment of distributions to shareholders	9	–
Shares redeemed	(524)	–
Net Increase in shares outstanding	6,247	100
Shares outstanding beginning of period	100	–
Shares outstanding end of period	6,347	100

Olympus Fund - Class I
Shares sold	649,875	100
Shares issued in reinvestment of distributions to shareholders	747	–
Shares redeemed	(67,814)	–
Net Increase in shares outstanding	582,808	100
Shares outstanding beginning of period	100	–
Shares outstanding end of period	582,908	100

	For the Year Ended May 31, 2013	For the Period April 2, 2012 (Commencement of Operations) to May 31, 2012
Trilogy Fund - Class A
Shares sold	2,587,504	5,178,379
Shares issued in reinvestment of distributions to shareholders	98,490	–
Shares redeemed	(1,084,054)	(153,842)
Net Increase in shares outstanding	1,601,940	5,024,537
Shares outstanding beginning of period	5,024,537	–
Shares outstanding end of period	6,626,477	5,024,537

Trilogy Fund - Class C
Shares sold	1,173,055	5,059
Shares issued in reinvestment of distributions to shareholders	4,954	–
Shares redeemed	(64,680)	–
Net Increase in shares outstanding	1,113,329	5,059
Shares outstanding beginning of period	5,059	–
Shares outstanding end of period	1,118,388	5,059

Trilogy Fund - Class I
Shares sold	2,063,924	100
Shares issued in reinvestment of distributions to shareholders	12,190	–
Shares redeemed	(256,873)	–
Net Increase in shares outstanding	1,819,241	100
Shares outstanding beginning of period	100	–
Shares outstanding end of period	1,819,341	100

For the Period December 31, 2012 (Commencement of Operations) to May 31, 2013
Tactical Income Fund - Class A
Shares sold	181,732
Shares redeemed	(13,414)
Net Increase in shares outstanding	168,318
Shares outstanding beginning of period	–
Shares outstanding end of period	168,318

Tactical Income Fund - Class I(a)
Shares sold	154,495
Shares redeemed	(1,137)
Net Increase in shares outstanding	153,358
Shares outstanding beginning of period	–
Shares outstanding end of period	153,358

(a)	Represents the period from commencement of operations (February 14, 2013) through May 31, 2013

64	www.stadionfunds.com

Stadion Investment Trust	Notes to Financial Statements
May 31, 2013

	For the Period May 1, 2013 to May 31, 2013(a)	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012
Market Opportunity Fund - Class A
Shares sold	336,359	119	–
Shares redeemed	(955)	(1)	–
Net Increase in shares outstanding	335,404	118	–
Shares outstanding beginning of period	118	–	–
Shares outstanding end of period	335,522	118	–

Market Opportunity Fund - Class C
Shares sold	–	100	–
Shares redeemed	–	–	–
Net Increase in shares outstanding	–	100	–
Shares outstanding beginning of period	100	–	–
Shares outstanding end of period	100	100	–

Market Opportunity Fund - Class I
Shares sold	264,570	446,757	883,321
Shares issued in reinvestment of distributions to shareholders	–	468,261	566,395
Shares redeemed	(74,076)	(1,395,280)	(4,997,783)
Net Increase/(Decrease) in shares outstanding	190,494	(480,262)	(3,548,067)
Shares outstanding beginning of period	2,157,748	2,638,010	6,186,077
Shares outstanding end of period	2,348,242	2,157,748	2,638,010

(a)	Effective May 31, 2013, the Market Opportunity Fund changed its fiscal year from April 30 to May 31.

8. COMMITMENTS AND CONTINGENCIES

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

9. SUBSEQUENT EVENTS

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

Annual Report | May 31, 2013	65

Stadion Investment Trust	Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Stadion Investment Trust
and the Shareholders of the Stadion Managed Portfolio, the Stadion Core Advantage Portfolio,
the Stadion Olympus Fund, the Stadion Trilogy Fund, the Stadion Tactical Income Fund and
the Stadion Market Opportunity Fund

We have audited the accompanying statements of assets and liabilities of the Stadion Managed Portfolio, the Stadion Core Advantage Portfolio, the Stadion Olympus Fund, the Stadion Trilogy Fund, and the Stadion Tactical Income Fund each a series of shares of beneficial interest in the Stadion Investment Trust (the "Funds"), including the schedules of investments, as of May 31, 2013, and the related statements of operations for the year then ended, and for the period December 31, 2012 through May 31, 2013 (Commencement of Operations for Stadion Tactical Income Fund), the statements of changes in net assets for each of the years and periods presented in the two-year period then ended and the financial highlights for each of the years and periods presented in the five-year period then ended. We have also audited the accompanying statement of assets and liabilities of the Stadion Market Opportunity Fund, a series of shares of beneficial interest in the Stadion Investment Trust, including the schedule of investments, as of May 31, 2013, and the related statements of operations, changes in net assets and financial highlights for the period May 1, 2013 through May 31, 2013 and the year ended April 30, 2013. These financial statements and financial highlights are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.  The statement of changes in net assets for the year ended April 30, 2012 and the financial highlights for the Stadion Market Opportunity Fund for each of the years in the four-year period then ended were audited by other auditors whose report dated June 25, 2012, expressed an unqualified opinion on such financial statement and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of May 31, 2013 by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Stadion Managed Portfolio, the Stadion Core Advantage Portfolio, the Stadion Olympus Fund, the Stadion Trilogy Fund, the Stadion Tactical Income Fund and the Stadion Market Opportunity Fund as of May 31, 2013, and the results of their operations, the changes in their net assets, and their financial highlights for each of the years and periods presented (except as noted as having been audited by other auditors above) in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
July 24, 2013

66	www.stadionfunds.com

Stadion Investment Trust	Additional Information
May 31, 2013 (Unaudited)

OTHER INFORMATION

The Trust files a complete listing of portfolio holdings of the Funds with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. The filings are available free of charge, upon request, by calling 1-866-383-7636. Furthermore, you may obtain a copy of these filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

A description of the policies and procedures that the Funds uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-866-383-7636, or on the SEC’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-866-383-7636, or on the SEC’s website at http://www.sec.gov.

FEDERAL TAX INFORMATION

Pursuant to Section 852(b)(3) of the Internal Revenue Code the Stadion Trilogy Fund designates $342,286 as long-term capital gain dividends.

Annual Report | May 31, 2013	67

Stadion Investment Trust	Board of Trustees and Executive Officers
May 31, 2013 (Unaudited)

STADION INVESTMENT TRUST
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS

The Board of Trustees has overall responsibility for management of the Trust’s affairs. The Trustees serve during the lifetime of Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The officers have been elected for an annual term. The Fund’s SAI includes additional information about the Trustees and is available without charge upon request by calling 1-866-383-7636 or on the Fund’s website, www.stadionfunds.com. The Independent Trustees of the Trust received aggregate compensation of $112,500 during the fiscal year ended May 31, 2013 for their services to the Funds and Trust.  Interested Trustees and Officers did not receive compensation from the Funds for the services to the Funds and the Trust. The following are the Trustees and executive officers of the Trust:

Name and Age	Position(s) held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
INDEPENDENT TRUSTEES
James M. Baker (age 61 )	Trustee	Since June 2003	Mr. Baker has been the President of Baker & Lassiter, Inc. (real estate development and management) since 1994.	6	Mr. Baker serves as a director of Resurgens Bank, a closely held state chartered bank.
Norman A. McLean (age 58)	Trustee	Since June 2003	Mr. McLean has been the Director of Marketing/Public Relations for St. Mary’s Health Care System (health care) since September 2005.	6	None
Ronald C. Baum (age 71)	Trustee	Since July 2011	Mr. Baum was a Managing Partner for the Atlanta office of Grant Thornton LLP (public accounting firm) from 1987 through 2002.	6	None
INTERESTED TRUSTEE**
Gregory L. Morris (age 65 )	Trustee and Chairman	Since June 2007	Mr. Morris has been a portfolio manager of the Advisor and its predecessor firm (Stadion Money Management, Inc.) since November 2004 and is a member of the Advisor’s investment committee.	6	None

OTHER EXECUTIVE OFFICERS
Judson P. Doherty (age 44)	President (Principal Executive Officer)	Since June 2006
Mr. Doherty has been President of the Advisor and its predecessor firm (Stadion Money Management, Inc.) since 2007. He was Chief Financial Officer of Stadion Money Management, Inc. from 2001 until 2011 and Chief Compliance Officer of Stadion Money Management, Inc. and the Trust from 2004 to 2010. He is also a member of the Advisor’s investment committee.
				n/a	None

68	www.stadionfunds.com

Stadion Investment Trust	Board of Trustees and Executive Officers
May 31, 2013 (Unaudited)

Name and Age	Position(s) held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Duane A. Bernt (age 42)	Treasurer (Principal Financial Officer)	Since October 2012	Mr. Bernt has been the Chief Financial Officer of the Advisor since 2011. Previously, he was a Senior Vice President of Lincoln Financial Group (a financial services firm) from 1998 to 2011.	n/a	n/a
Michael D. Isaac (age 37)	Chief Compliance Officer	Since April 2010
Mr. Isaac has been the Chief Compliance Officer of the Advisor and its predecessor firm (Stadion Money Management, Inc.) since 2010. Previously, he was Chief Compliance Officer of J.P. Turner & Company LLC (a broker/dealer) from 2006 to 2010.
				n/a	n/a
Jennifer Welsh (age 35) 1290 Broadway, Suite 1100 Denver, Colorado 80203	Secretary	Since April 2013
Ms. Welsh, Vice President & Associate Counsel for ALPS Fund Services, Inc., joined ALPS in 2013. She is also Vice President and Associate Counsel of ALPS Distributors, Inc., ALPS Advisors, Inc. and ALPS Portfolio Solutions Distributors, Inc. Before joining ALPS, Ms. Welsh served as Associate General Counsel and Chief Compliance Officer of Boulder Investment Advisers LLC and Rocky Mountain Advisers, LLC, Chief Compliance Officer of Stewart Investment Advisers, Boulder Growth & Income Fund, Inc., Boulder Total Return Fund, Inc., The Denali Fund Inc. and First Opportunity Fund, Inc., and Associate General Counsel of Fund Administrative Services, LLC from 2010 to 2012.  Ms. Welsh also was Associate Attorney at Davis, Graham & Stubbs, LLP from 2007 to 2010.
				n/a	n/a
Alan Gattis (age 33) 1290 Broadway, Suite 1100 Denver, Colorado 80203	Assistant Treasurer	Since April 2013
Mr. Gattis, Fund Controller for ALPS Fund Services, Inc., joined ALPS in 2011. Previously, he was an Audit Manager for Spicer Jeffries LLP (a public accounting firm) from 2009 until 2011. He was an auditor for PricewaterhouseCoopers LLP from 2004 until 2009.
				n/a	n/a

*
The Fund Complex consists of the Stadion Managed Portfolio, Stadion Core Advantage Portfolio, Stadion Olympus Fund, Stadion Trilogy Fund, Stadion Tactical Income Fund and Stadion Market Opportunity Fund.

**	Gregory L. Morris is an Interested Trustee because he is an employee of the Advisor.

Annual Report | May 31, 2013	69

Stadion Investment Trust	Approval of Investment Advisory Agreements
May 31, 2013 (Unaudited)

STADION CORE ADVANTAGE PORTFOLIO AND STADION MANAGED PORTFOLIO

The Board of Trustees (the “Board”), including the Independent Trustees voting separately, has reviewed and approved the Investment Advisory Agreements (the “Advisory Agreements”) with the Advisor for the Managed Portfolio and the Core Advantage Portfolio (each a “Fund” and together, the “Funds”). Approval took place at an in-person meeting held on January 15, 2013, at which all of the Trustees were present.

In the course of their deliberations, the Board was advised by legal counsel and the Independent Trustees were advised by independent legal counsel. The Board received and reviewed a substantial amount of information provided by the Advisor in response to requests of the Board and counsel.

In considering the approval of the Advisory Agreement and reaching their conclusions with respect thereto, the Board reviewed and analyzed various factors that they determined were relevant, including the factors described below:

(i)
The nature, extent, and quality of the services provided by the Advisor.  In this regard, the Board reviewed the services being provided by the Advisor to the Managed Portfolio and the Core Advantage Portfolio, including, without limitation, its investment advisory services since each Fund’s inception, its coordination of services for the Funds by the Funds’ service providers, its compliance procedures and practices, and its efforts to promote the Funds and assist in their distribution.  The Board noted that many of the Trust’s executive officers are employees of the Advisor, and (with the exception of the CCO) serve the Trust without additional compensation from the Funds.  After reviewing the foregoing information and further information in the Advisor Memorandum (including descriptions of the Advisor’s business and the Advisor’s Form ADV), the Board concluded that the quality, extent, and nature of the services provided by the Advisor are satisfactory and adequate for the Funds.

(ii)
The investment performance of the Funds and Advisor.  In this regard, the Board compared the performance of the Managed Portfolio and Core Advantage Portfolio with the performance of their benchmark indices and comparable peer group averages.  The Board also considered the consistency of the Advisor’s management of each Fund with the Fund’s investment objective and policies.  The Board considered the performance of other funds in the Funds’ Morningstar category, and the Funds’ Morningstar ratings; however, the Board noted that comparisons with other funds in the Funds’ Morningstar category were not necessarily appropriate considering the Funds’ unique investment approach.  Following discussion of the short and long-term investment performance of each Fund, the Advisor’s experience in managing the Funds and separate accounts, the Advisor’s historical investment performance and other factors, the Board concluded that the investment performance of the Funds and the Advisor has been satisfactory.

(iii)
The costs of the services to be provided and profits to be realized by the Advisor from its relationship with the Funds.  In this regard, the Board considered the Advisor’s staffing, personnel, and methods of operating; the Advisor’s compliance policies and procedures; the financial condition of the Advisor and the level of commitment to the Funds and the Advisor by the principals of the Advisor; the asset levels of the Funds; the Advisor’s prior payment of startup costs for the Funds, the change in assets of the Funds; and the overall expenses of the Funds, including certain fee waivers and expense reimbursements by the Advisor on behalf of the Funds.  The Board discussed each Fund’s Expense Limitation Agreement with the Advisor, and considered the Advisor’s past fee waivers with respect to each Fund.

The Board also considered potential benefits to the Advisor in managing the Funds, including promotion of the Advisor’s name and the ability for the Advisor to place small accounts into the Funds.  The Board compared the fees and expenses of each Fund (including the management fee) to a peer group of other funds comparable to the Fund in terms of the type of fund, the style of investment management and the nature of the investment strategy and markets invested in, among other factors.  It was noted that, while the management fee and net expense ratio of each of the Managed Portfolio and Core Advantage Portfolio were higher than the Morningstar category average, each Fund has a relatively unique investment approach so comparisons of the Funds’ expenses with other funds in the Funds’ Morningstar category were not necessarily appropriate.  The Board also considered that the Managed Portfolio and Core Advantage Portfolio’s size were smaller than many funds in their Morningstar category average.  The Board also compared the fees paid by each Fund as compared to the fees paid by other clients of the Advisor, and considered the similarity of services received by such other clients as compared to the services received by the Funds. Following these comparisons and upon further consideration and discussion of the foregoing, the Board concluded that the fees to be paid to the Advisor by the Market Opportunity Fund are appropriate and within the range of what would have been negotiated at arm’s length.

(iv)
The extent to which economies of scale would be realized as the Managed Portfolio and Core Advantage Portfolio grows and whether management fee levels reflect these economies of scale for the benefit of each Fund’s investors.  In this regard, the Board considered that each Fund’s fee arrangements with the Advisor involve both a management fee and an Expense

70	www.stadionfunds.com

Stadion Investment Trust	Approval of Investment Advisory Agreements
May 31, 2013 (Unaudited)

 Limitation Agreement.  In connection with the Core Advantage Fund, the Board determined that the Fund experienced benefits from the Expense Limitation Agreement.  In connection with the Managed Portfolio, the Board noted that, although the assets of the Fund have grown to a level where the Advisor is receiving its full fee, the Managed Portfolio has experienced benefits from the Expense Limitation Agreement in prior years.  The Board also considered the benefit to the Funds of the existing fee breakpoint.  Going forward, the Board noted that each Fund has the potential to benefit from economies of scale under its agreements with the Advisor and other service providers, and acknowledged that, due to the Advisor’s unique investment approach, economies of scale are mitigated by the additional complexities faced by the Advisor as assets under management increase.  Following further discussion of the Funds’ asset levels, expectations for growth and levels of fees, the Board determined that the Funds’ fee arrangements with the Advisor continue to provide benefits through the Expense Limitation Agreement and that, at the Funds’ current and projected asset levels for the next year, the Funds’ arrangements with the Advisor are fair and reasonable.

Conclusion
After full consideration of the above factors as well as other factors, the Board unanimously concluded that approval of the Advisory Agreements was in the best interests of the Funds and their shareholders. No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve the Advisory Agreements. Rather, the Trustees concluded, in light of their weighing and balancing all factors, that approval of the Advisory Agreements was in the best interests of the Funds and their shareholders.

TACTICAL INCOME FUND

The Board of Trustees (the “Board”), including the Independent Trustees voting separately, has reviewed and approved the Investment Advisory Agreement (the “Advisory Agreement”) with the Advisor for the Tactical Income Fund (the “Fund”). Approval took place at an in-person meeting held on October 23, 2012, at which all of the Trustees were present.

In the course of their deliberations, the Board was advised by legal counsel and the Independent Trustees were advised by independent legal counsel. The Board received and reviewed a substantial amount of information provided by the Advisor in response to requests of the Board and counsel.

In considering the approval of the Advisory Agreement and reaching their conclusions with respect thereto, the Board reviewed and analyzed various factors that they determined were relevant, including the factors described below:

(i)
The nature, extent, and quality of the services to be provided by the Advisor.  In this regard, the Board considered the responsibilities the Advisor would have under the Advisory Agreement.  Accordingly, the Board considered the services that would be provided by the Advisor to the Income Fund including, without limitation, its investment advisory services, its coordination  of  services for the Income Fund by the Fund’s service providers, its  compliance  procedures and practices, and its efforts to promote the Income Fund and assist in its distribution. The Board noted that many of the Trust’s executive officers are employees of the Advisor, and (with the exception of the CCO) serve the Trust without additional compensation from the Income Fund.  The Board was mindful that the investment process developed by the Advisor to tactically manage interest rate exposures is different than that of most conventional fixed income funds and involves the use of complex analytical skills.  After  reviewing  the  foregoing  information  and further  information  in  the  materials  provided  to  the  Board  by  the  Advisor (including descriptions of the Advisor’s business and the Advisor’s Form ADV), the Board concluded that the quality, extent, and nature of the services provided by the Advisor are satisfactory and adequate for the Income Fund.

(ii)
The investment management capabilities and experience of the Advisor. In this regard, the Board evaluated the investment management experience of the Advisor. In particular, the Board received information from the Advisor regarding the experience of members of the Advisor’s portfolio management team in managing a separate account having substantially identical strategies and asset allocations as the Income Fund. The Board discussed with the Advisor the investment objective and strategies for the Income Fund and the Advisor’s plans for implementing such strategies for the Fund. After consideration of these factors, as well as the Advisor’s capabilities and experience in managing the current series of the Trust, the Board determined that the Advisor would be an appropriate manager for the Income Fund.

(iii)
The costs of the services to be provided and profits to be realized by the Advisor from its relationship with the Income Fund.  In this regard, the Board examined and evaluated the arrangements between the Advisor and the Income Fund under the proposed Advisory Agreement.  The Board considered the Advisor’s staffing, personnel and methods of operating; the Advisor’s compliance policies and procedures; the financial condition of the Advisor and the level of commitment to the Income Fund and the Advisor by the principals of the Advisor; the projected asset levels of the Income Fund; the Advisor’s payment of startup costs for the Income Fund and the overall expenses of the Income Fund.  The Board reviewed the Income Fund’s proposed

Annual Report | May 31, 2013	71

Stadion Investment Trust	Approval of Investment Advisory Agreements
May 31, 2013 (Unaudited)

Expense Limitation Agreement with the Advisor and noted the benefit that would result to the Income Fund from the Advisor’s likely waiver of a portion of its management fees for a period of time based on the projected asset levels of the Income Fund.

The Board also considered potential benefits to the Advisor in managing the Income Fund, including promotion of the Advisor’s name and the ability for the Advisor to place small accounts into the Income Fund. The Board compared the fees and expenses of the Income Fund (including the management fee) to peer groups of other funds in the Morningstar category considered by the Advisor to have similar investment objectives and strategies as the Income Fund and found that the Income Fund’s management fee and net expense ratio will be less than the average of the other funds included in its peer group.  The Board also compared the fees to be paid by the Income Fund as compared to the fees paid by other clients of the Advisor, and considered the similarities and differences of services received by such other clients as compared to the services that will be received by the Income Fund. Following these comparisons and upon further consideration and discussion of the foregoing, the Board concluded that the fees to be paid to the Advisor by the Income Fund are reasonable and within the range of what would have been negotiated at arm’s length.

(iv)
The extent to which economies of scale would be realized as the Income  Fund grows and whether management fee levels reflect these economies of scale for the benefit of the Fund’s investors. In this regard, the Board considered that  the Income Fund’s fee arrangements with the Advisor involve both a management fee and a proposed Expense Limitation Agreement.  The Board considered that the Income  Fund  would  likely  experience  benefits  from  the  Expense  Limitation Agreement and would continue to do so until the Income Fund’s assets grow to a level where the Advisor begins to receive the full fee.  Thereafter, the Board noted that the Income Fund has the potential to benefit from economies of scale under its agreements with other service providers (e.g., through fee breakpoints). Following further discussion of the Income Fund’s projected asset levels, expectations for growth and level of fees, the Board determined that the Income Fund’s fee arrangements with the Advisor would provide benefits through the proposed Expense Limitation Agreement and that, at the Income Fund’s projected asset levels, the Fund’s arrangements with the Advisor are fair and reasonable.

(v)
The Advisor’s practices regarding brokerage and portfolio transactions.   In this regard, the Board considered the Advisor’s standards, and performance in utilizing those standards, to seek best execution for the Income Fund’s portfolio transactions.  The Board also considered the anticipated portfolio turnover rate for the Income Fund; the process by which principal transactions are  executed and evaluations are made of the overall  reasonableness of commissions paid on agency transactions; the method and basis for selecting and evaluating the broker-dealers used; any anticipated allocation of portfolio business to persons affiliated with the Advisor; the process by which the Advisor will aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other managed accounts; and the extent to which the Advisor  expects to allocate the Income  Fund’s portfolio business to broker-dealers who provide research, statistical, or other services (“soft dollars”).  After further review and discussion, the Board determined that the Advisor’s practices regarding brokerage and portfolio transactions are satisfactory.

(vi)
Possible conflicts of interest.  In evaluating the possibility for conflicts of interest, the Board considered such matters as the experience and abilities of the advisory personnel assigned to the Income Fund; the basis of decisions to buy or sell securities for the Income Fund and/or the Advisor’s other accounts; the method for bunching of portfolio securities transactions; and the substance and administration of the Advisor’s code of ethics.  Following further consideration and discussion, the Board found the Advisor’s standards and practices relating to the identification and mitigation of potential conflicts of interests to be satisfactory.

Conclusion
After full consideration of the above factors as well as other factors, the Board unanimously concluded that approval of the Advisory Agreement was in the best interests of the Fund and its shareholders. No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve the Advisory Agreement. Rather, the Trustees concluded, in light of their weighing and balancing all factors, that approval of the Advisory Agreement was in the best interests of the Fund and its shareholders.

72	www.stadionfunds.com

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Stadion Funds (the “Funds”). This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested. Neither the Funds nor the Funds’ distributor is a bank.

The Stadion Funds are distributed by ALPS Distributors, Inc.

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics has been filed with the Commission. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. The name of the audit committee financial expert is Ronald C. Baum. Mr. Baum is “independent” for purposes of this Item.

Item 4.	Principal Accountant Fees and Services.

(a)        Audit Fees. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $70,000 and $45,000 with respect to the registrant’s fiscal years ended May 31, 2013 and 2012, respectively.

(b)        Audit-Related Fees. No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)        Tax Fees. The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $11,250 and $8,000 with respect to each of the registrant’s fiscal years ended May 31, 2013 and 2012, respectively. The services comprising these fees are the preparation of the registrant’s federal and state income and federal excise tax returns, and assistance with distribution calculations.

(d)        All Other Fees.

(e)(1)    The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e)(2)    None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)         Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)        During the fiscal years ended May 31, 2013 and 2012, aggregate non-audit fees of $11,250 and $8,000, respectively, were billed by the registrant’s accountant for services rendered to the registrant. No non-audit fees were billed in either of the last two fiscal years by the registrant’s accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)        The principal accountant has not provided any non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Schedule filed with Item 1

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant does not have procedures in place to consider nominees recommended by shareholders. The registrant’s nominating committee generally will not consider nominees recommended by shareholders.

Item 11.	Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

EXHIBIT LIST

Exhibit 99.CODE ETH	Code of Ethics

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)		Stadion Investment Trust

By (Signature and Title)*		/s/ Judson P. Doherty
Judson P. Doherty, President

Date:	August 9, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Judson P. Doherty
Judson P. Doherty, President and Principal Executive Officer

Date:	August 9, 2013

By (Signature and Title)*		/s/ Duane L. Bernt
Duane L. Bernt, Treasurer and Principal Financial Officer

Date:	August 9, 2013

* Print the name and title of each signing officer under his or her signature.